Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street NW
Washington DC 20549

March 29, 2006

RE: Saturna Investment Trust File Nos. 33-13247; 811-05071
Post-Effective Amendment No. 26 on Form N-1A

Ladies and Gentlemen:

On behalf of the referenced Trust, please find enclosed for filing pursuant to Rule 485(b)
Post-Effective Amendment No. 26 to the Trust’s Registration Statement on Form N-1A.

This Post-Effective Amendment is the annual update to Saturna Investment Trust’s Registration Statement. It includes financial information updated for the fiscal year ended November 30, 2005. There are no material changes requiring disclosure update.

A graphical PDF version of this filing is available at http://www.saturna.com/red/.

If you have any questions or comments concerning this filing, kindly contact me at 1-360-594-9900 (x601).

Thank you for your attention to this matter.

Sincerely,
Saturna Investment Trust

Nicholas Kaiser
President

cc: file
James Strain, Esq.

File No. 33-13247

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 26
and
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 26

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)
1300 North State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices)

Registrant’s Telephone Number - (360) 594-9900

Nicholas Kaiser, President
1300 North State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[X] Immediately upon filing pursuant to paragraph (b)
[ ] on _______ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _________ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on _______ pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment is the revised annual update to Saturna Investment Trust’s Registration Statement. It includes financial information updated for the fiscal year ended November 30, 2005 and increased disclosures required by regulation. A graphical PDF version of this filing is available at http://www.saturna.com/red/.

II

Cross Reference Sheet
Form N-1A

Item

For Sextant Mutual Funds

Part A

1. (a) Front Cover Page
(b) Back Cover Page

2. Risk/Return Summary

3. Fee Table

4. (a) Investment Objectives
(b) Principal Investment Strategies
(c) Risks

5. Management’s Discussion of Performance

6. (a) Management
(b) Capital Structure

7. Shareowner information
(a) Pricing of Fund Shares
(b) Purchase of Fund Shares
(c) Redemption of Funds Shares
(d) Dividends and distributions
(e) Tax Consequences

8. Distribution arrangements

9. Financial Highlights Information

Part B

10. Cover Page & Table of Contents

11. Trust History

12. Fund Descriptions, Investments and Risks

13. Management of the Trust

14. Control Persons and Principal Holders of Securities

15. Investment Advisory and Other Services

16. Brokerage Allocation and Other Practices

17. Capital Stock and Other Securities

18. Purchase, Redemptions and Pricing of Securities Being Offered

19. Taxation of the Trust

Prospectus

Cover Page
Application & Back Cover Page

A Quick Look at Sextant Mutual Funds

Fees and Expenses

Investment Objectives,
Investment Strategies &
Risks

Not applicable (in Annual Report)

Investment Adviser
Not applicable (no restrictions)

Pricing of Fund Shares
How to Buy Shares
How to Redeem Shares
Dividends
Tax Information

Investment Adviser
Fees & Expenses

Financial Highlights

Statement of Additional Information

Cover Page

History of the Funds

Fund Descriptions, Investments and Risks

Management of the Funds

Principal Holders of Securities

Investment Advisory and other services

Brokerage Allocation

Capital Stock

Purchase, Redemption and Pricing of Shares

Taxation of the Funds

III

20. Underwriters

21. Calculations of Performance Data

22. Financial Statements

Item

For Idaho Tax-Exempt Fund

Part A

1. (a) Front Cover Page
(b) Back Cover Page

2. Risk/Return Summary

3. Fee Table

4. (a) Investment Objectives
(b) Principal Investment Strategies
(c) Risks

5. Management’s Discussion of Performance

6. (a) Management
(b) Capital Structure

7. Shareowner information
(a) Pricing of Fund Shares
(b) Purchase of Fund Shares
(c) Redemption of Funds Shares
(d) Dividends and distributions
(e) Tax Consequences

8. Distribution arrangements

9. Financial Highlights Information

Part B

10. Cover Page & Table of Contents

11. Trust History

12. Fund Descriptions, Investments and Risks

13. Management of the Trust

14. Control Persons and Principal Holders of Securities

15. Investment Advisory and Other Services

16. Brokerage Allocation and Other Practices

17. Capital Stock and Other Securities

18. Purchase, Redemptions and Pricing of Securities Being Offered

19. Taxation of the Trust

Not applicable

Calculation of Performance Data

Financial Statements

Prospectus

Cover Page
Application & Back Cover Page

A Quick Look at Idaho-Tax Exempt Funds

Fees and Expenses

Investment Objectives
Investment Strategies
Risks

Not applicable (in Annual Report)

Investment Adviser
Not applicable (no restrictions)

Pricing of Fund Shares
How to Buy Shares
How to Redeem Shares
Dividends
Tax & Investment Information

Investment Adviser

Financial Highlights

Statement of Additional Information

Cover Page

History of the Fund

Fund Descriptions, Investments and Risks

Management of the Fund

Principal Holders of Securities

Investment Advisory and other services

Brokerage Allocation

Capital Stock

Purchase, Redemption and Pricing of Shares

Taxation of the Fund

IV

20. Underwriters

21. Calculations of Performance Data

22. Financial Statements

Part C

23. Exhibits

24. Control Persons

25. Indemnification

26. Business and other Connections

27. Principal Underwriters

28. Records

29. Management Services

30. Undertakings

Not applicable

Calculation of Performance Data

Financial Statements

Exhibits

Persons Controlled by or Under Common Control with Registrant

Indemnification

Business and Other Connections of Investment Adviser

Principal Underwriters

Location of Accounts and Records

Management Services

not applicable

V

PART A

PROSPECTUS

Sextant Mutual Funds

Prospectus
March 29, 2006

(graphic omitted)

Growth Fund
International Fund
Short-Term Bond Fund
Bond Income Fund

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A Quick Look at Sextant Mutual Funds

Fund Investment Goals

STOCKS:

Growth Fund – long-term capital growth
International Fund – long-term capital growth

BONDS:

Short-Term Bond Fund – capital preservation and current income
Bond Income Fund – current income

Principal Investment Strategies

The Growth Fund primarily invests in common stocks of U.S. companies. The International Fund, in contrast, invests primarily in foreign common stocks. The Funds diversify their investments across industries and companies, and generally follow a value investment style. The Funds favor companies trading for less than the adviser’s assessment of intrinsic value, which typically means companies with low price/earning multiples, low price to cash flow, and higher dividend yields. The Growth Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size. The International Fund diversifies its investments among many countries, favoring those with mature markets (such as Europe and Canada). It currently limits its investments to those securities of foreign issuers that trade and settle in the U.S. (such as American Depository Receipts). These two Funds are not designed for investors seeking current income, and do not ordinarily invest in debt securities (bonds).

The Short-Term Bond Fund invests primarily in marketable short-term debt securities. Under normal circumstances the Fund’s dollar-weighted average maturity does not exceed three years. The Sextant Bond Income Fund invests primarily in marketable debt securities. The Fund’s current policy is to maintain a dollar-weighted average maturity of ten years or more. Both Funds invest at least 65% of assets in bonds rated within the three highest grades (AAA, AA or A); and may not invest in a security rated at time of purchase below the fourth highest grade (BBB).

Principal Risks of Investing in the Funds

The value of Fund shares rise and fall as the value of the stocks and bonds in which the Fund invests goes up and down. Only consider investing in a Sextant Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Funds invest.

The Growth Fund may invest in smaller companies, which involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

The International Fund involves risks not typically associated with investing in U.S. securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social and political standards. Foreign countries have risk of confiscatory taxation, seizure or nationalization of assets, establishment of exchange controls, adoption of government restrictions, or adverse political or social developments that affect investments.
The risks inherent in the Short-Term Bond and Bond Income Funds depend primarily on the terms and quality of the obligations in each Fund’s portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Bond Income Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Both Funds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Performance

Variability of returns is illustrated in the following bar charts and tables, which provide an indication of the risks of investing in each Fund by showing changes in Fund performance from year to year and by showing how each Fund’s average annual returns compare to those of broad-based market indices. A Fund’s past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

2	Sextat Mutual Funds Prospectus	March 29, 2006

Sextant Growth Fund
(graphic omitted)

Calendar Year Percentage Returns (bar graph omitted)
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
8.54%	26.55%	14.71%	40.97%	6.52%	-11.99%	-18.37%	26.16%	16.44%	18.63%

Note: Highest return for a quarter was +28.3% (quarter ending Dec. 31, 1999). Lowest return for a quarter was -23.8% (quarter ending March 30, 2001).

Average Annual Returns
(for the periods ending December 31, 2005)	1 Year	5 Years	10 Years
Return before taxes	18.63%	4.60%	11.47%
Return after taxes on distributions**	18.60%	4.55%	10.95%
Return after taxes on distributions and sale of fund shares**	12.14%	3.95%	9.80%
S&P 500*	4.92%	0.54%	9.06%

*The S&P 500® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices.
**After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. They are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as Individual Retirement Accounts.

Sextant International Fund
(graphic omitted)

Calendar Year Percentage Returns (bar graph omitted)
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
16.85%	15.88%	6.15%	41.16%	-7.22%	-14.77%	-22.82%	49.54%	17.40%	16.75%

Note: Highest return for a quarter was +33.4% (quarter ending Dec. 31, 1999). Lowest return for a quarter was -25.1% (quarter ending Sept. 30, 2002).

Average Annual Returns
(for the periods ending December 31, 2005)	1 Year	5 Years	10 Years
Return before taxes	16.75%	6.16%	9.76%
Return after taxes on distributions**	16.67%	6.04%	9.34%
Return after taxes on distributions and sale of fund shares**	11.00%	5.25%	8.37%
AMEX International Index*	11.97%	3.24%	6.89%

*The AMEX International Index® is a capitalization-weighted index of 50 American Depository Receipts.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. They are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as Individual Retirement Accounts.

March 29, 2006	Sextant Mutual Fund Prospectus	3

Sextant Short-Term Bond Fund
(graphic omitted)

Calendar Year Percentage Returns (bar graph omitted)
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
3.95%	6.53%	6.19%	2.50%	7.28%	7.57%	6.95%	3.51%	0.96%	1.27%

Note: Highest return for a quarter was +3.7% (quarter ending Sept. 28, 2001). Lowest return for a quarter was -1.1% (quarter ending June 30, 2004).

Average Annual Returns
(for the periods ending December 31, 2005)	1 Year	5 Years	10 Years
Return before taxes	1.27%	4.01%	4.64%
Return after taxes on distributions**	0.11%	2.33%	2.69%
Return after taxes on distributions and sale of fund shares**	0.09%	2.24%	2.36%
Citigroup Government/Corporate 1-3 Index*	1.32%	4.18%	5.10%

*The Citigroup Government-sponsored/Corporate Bonds (1-3 year maturities) Index is an unmanaged index of investment-grade short-term bond prices.
**After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. They are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as Individual Retirement Accounts.

Sextant Bond Income Fund
(graphic omitted)

Calendar Year Percentage Returns (bar graph omitted)
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
0.54%	12.70%	9.15%	-3.82%	9.29%	9.41%	13.62%	3.80%	4.52%	1.07%

Note: Highest return for a quarter was +5.9% (quarter ending Sept. 30, 2002). Lowest return for a quarter was -6.1% (quarter ending Mar. 29, 1996)

Average Annual Returns
(for the periods ending December 31, 2005)	1 Year	5 Years	10 Years
Return before taxes	1.07%	6.37%	5.76%
Return after taxes on distributions**	-0.43%	4.46%	3.46%
Return after taxes on distributions and sale of fund shares**	-0.46%	4.25%	2.96%
Citigroup BIG Index*	2.57%	5.93%	6.18%

*The Citigroup Broad Investment-Grade Bond Index is an unmanaged index of investment-grade, medium and long term bond prices.
**After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. They are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as Individual Retirement Accounts.

4	Sextat Mutual Funds Prospectus	March 29, 2006

Fees and Expenses

This table describes the fees and expenses that Fund shareowners may pay if they buy and hold shares of a Fund. There are no shareowner fees (fees paid directly from an investment). The Funds impose no sales charge (load) on purchases or reinvested dividends, no distribution fees, or any deferred sales charge (load) upon redemption. There are no exchange fees, redemption fees, or account fees. There are no fees charged to retirement plan accounts. There is a 2% penalty on redemption of shares within 30 calendar days of purchase and a fee for any outgoing bank wires. The following table illus-trates operating expenses of the Funds for the fiscal year ending November 30, 2005.

ANNUAL FUND OPERATING EXPENSES
(expenses that deducted from Fund assets
	GROWTH	INTERNATIONAL	SHORT-TERM BOND	BOND INCOME
Management Fees	0.83%	0.73%	0.58%	0.43%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE
Other Expenses	0.45%	0.63%	0.65%	0.54%
Annual Fund Operating Expenses	1.28%	1.36%	1.23%	0.97%
Management Fee Waivers	0.00%	0.00%	0.54%	0.00%
Net Annual Operating Expenses*	1.28%	1.36%	0.70%	0.97%

*Earnings credits for custody fees further reduced operating expenses and are not reflected above. For 3/29/2006 through 3/31/2007, expenses for Short-Term Bond Fund are voluntarily capped at 0.75% and Bond Income Fund are voluntarily capped at 0.90%. Management fees for both Bond funds are contractually waived when assets are less than $2 million.

The expenses examples below are intended to help investors compare the cost of investing in a Sextant Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in a Fund for the years indicated and then redeems at the end of those years. The example also assumes that the investment has a 5% return each year and that the Fund’s “Annual Fund Operating Expenses” shown above (without fee waivers or credits or variation for performance) remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s cumulative expenses would be:

	GROWTH	INTERNATIONAL	SHORT-TERM BOND	BOND INCOME
1 Year Total	$135	$143	$129	$102
3 Year Total	$421	$444	$402	$318
5 Year Total	$728	$767	$695	$551
10 Year Total	$1,600	$1,681	$1,530	$1,222

The trustees are considering a Rule 12b-1 distribution plan that would permit each Fund to pay distribution and other fees for the sale of shares and services provided to shareowners. Under the plan, each Fund would pay 0.25% annually of its average daily net assets. Because these fees, if not offset by voluntary waivers of management fees, are paid out of a Fund’s assets on an ongoing basis, over time they could increase the cost of your investment. Before becoming effective, the 12b-1 distribution plan must be approved by the trustees and shareowners.

Investment Information

Shareowners receive a financial report showing the investment returns, portfolios, income and expenses of each Fund every six months. Investors may obtain current share prices daily by calling 888/732-6262, on electronic quotation systems (symbols: SSGFX, SSIFX, STBFX, SBIFX), or on the Internet at www.saturna.com. This prospectus, financial reports, performance information, month-end portfolio holdings, proxy voting records and other useful information is also available at www.saturna.com.

March 29, 2006	Sextant Mutual Fund Prospectus	5

Investment Objectives, Strategies & Risks

The Sextant Funds provide basic elements to build a low-expense, balanced investment program. The following table outlines each fund’s particular objectives, strategies and risks:

Objective	Strategy	Risk
Growth Fund
The Growth Fund seeks long-term capital appreciation. (graphic omitted)	The Growth Fundinvests in a diversified portfolio of U.S. common stocks. It may invest in securities of smaller or newer companies as well as well-seasoned companies of any size.	Smaller, high growth companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.
International Fund
The International Fund seeks long-term capital appreciation. (graphic omitted)	The International Fund invests in a diversified portfolio of foreign common stocks. The Fund diversifies its investments geographically and by type of securities based on the adviser’s evaluation of economic, market, and political trends outside the U.S. The Fund ordinarily invests in securities of at least three countries outside the U.S. It limits investments to those securities of foreign issuers that trade and settle in the U.S., such as American Depositary Receipts (ADRs).	Investing in foreign securities or instruments involves risks not typically associated with investing in U.S. securities. These include fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental super vision of exchanges, issuers, brokers; lack of uniform accounting, auditing, and financial reporting standards. There is also a risk of adverse political, social or diplomatic developments that could affect investment.
These two STOCK funds emphasize a value approach to investing. The manager looks for securities it believes offer favorable possibilities for capital appreciation over the next one to four years. In selecting securities, the manager considers factors such as growth in revenues and earnings, relative price to earnings and price to book value ratios, industry position and outlook, and its assessment of management. The Funds seek tax-efficiency for their shareowners and reduced trading expenses by limiting portfolio trading.
These Funds may take temporary defensive positions that are inconsistent with a Fund’s principal common stock investment strategies to protect principal in adverse market conditions, but which could reduce returns if stock prices are increasing. Taking a temporary defensive position may keep a Fund from obtaining its investment objective.

Short-Term Bond Fund
The Short-Term Bond Fund seeks capital preservation and current income. (graphic omitted)	The Short-Term Bond Fundinvests at least 80% of its assets in short-term bond securities, under normal circumstances. Its dollar-weighted average effective maturity (the sum of the market value of each bond times its number of years to anticipated maturity, divided by the portfolio’s total market value) normally does not exceed three years.	The risks inherent in the BOND funds depend primarily on the terms and quality of the obligations in each Fund’s portfolio, as well as on market conditions. Interest rate fluctuations affect a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, the Fund’s yield also varies. Because of its longer average portfolio maturity, the Bond Income Fund may decline substantially should interest rates increase. Both Funds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.
Bond Income Fund
The Bond Income Fund seeks current income. (graphic omitted)	The Bond Income Fund invests at least 80% of its assets in bond securities generating current income, under normal circumstances. Its dollar-weighted average effective maturity normally exceeds 10 years.

These two BOND funds normally invest in:

  Corporate bonds, meaning marketable bonds payable in U.S. dollars, rated within the four highest grades assigned by
  Moody’s Investors Service, Inc. (Aaa, Aa, A, or Baa) or by Standard & Poor’s Corporation (AAA, AA, A or BBB);
  U.S. Government securities;
  High quality commercial paper; and
  Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

6	Sextat Mutual Funds Prospectus	March 29, 2006

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Investment Adviser and Administrator for the Funds. Saturna Capital’s wholly owned subsidiary, Saturna Brokerage Services, Inc., is a discount brokerage firm and acts as distributor for the Funds without compensation. Founded in 1989, Saturna Capital Corporation is also the adviser to Amana Mutual Funds Trust and to private accounts. Saturna has approximately $340 million in assets under management.

Each Fund pays the Adviser an Investment Advisory and Administrative Services Fee. The Fee covers compensation for portfolio management as well as certain administrative services such as portfolio accounting and reporting, and shareholder servicing. The base portion of the Fee is 0.60% of average daily net assets of each Fund per annum, payable monthly. This base Fee is subject to adjustment up or down depending on the investment performance of each Fund relative to its Morningstar-specified benchmark.

For each month Growth Fund’s or International Fund’s total investment return for the one year period through that month outperforms or underperforms its benchmark for that period by 1% or more but less than 2%, the base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year. If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%. If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

For each month Bond Income Fund’s or Short-Term Bond Fund’s total investment return for the one year period through that month outperforms or underperforms its benchmark for that period by 1% or more but less than 2%, the base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year. If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

The Sextant funds are assigned by Morningstar into appropriate categories, which are the benchmarks used for the computation:

Sextant Growth Fund: Mid-Cap Growth Funds
Sextant International Fund: Foreign Large Blend Funds
Sextant Short-Term Bond Fund: Short-Term Bond Funds
Sextant Bond Income Fund: Long-Term Bond Funds

For the fiscal year ended November 30, 2005, the aggregate advisory fee paid (after performance adjustments and fee waivers) was 0.83%, 0.73%, 0.04%, and 0.43% of average net assets for Growth, International, Short-Term Bond, and Bond Income Funds, respectively. A discussion regarding the basis for the Board’s approval of the Funds’ advisory contracts through September 2006 is available in the Annual Report to shareholders, available from the Fund on request.

Nicholas Kaiser, MBA, CFA, president and controlling shareowner of Saturna Capital Corporation, is the primary manager of the Growth and International Funds. Mr. Kaiser, in combination with members of his family, personally owns more than 5% of each of the Sextant funds. Phelps McIlvaine, vice president of Saturna Capital since 1994, is the primary manager of Bond Income and Short-Term Bond Funds, and also manages Idaho Tax-Exempt Fund, another series of the Trust. Additional information about the portfolio managers, and their fund ownership and compensation, is provided in the Statement of Additional Information.

Pricing of Fund Shares

Each Fund computes its price per share each business day by dividing the value of all of its securities and other assets, less liabilities, by the number of shares outstanding. The Funds compute their daily prices at the close of trading on the New York Stock Exchange (generally 4 PM Eastern time) using market prices. The Funds’ shares are not priced on the days when New York Stock Exchange trading is closed (weekends and national holidays). The price applicable to purchases or redemptions of shares of each Fund is the price next computed after receipt of a purchase or redemption order. If a market price is not readily available, a fair value is used under procedures adopted by the Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

How To Buy Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photcopy of your driver’s license or other identifying documents.

You may open an account and purchase shares by sending a completed application and a photocopy of a goverment issued identity document with a check for $1,000 or more ($100 under a group or retirement plan) to the Fund of your choice. The Funds do not accept initial orders unaccompanied by payment nor by telephone. The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption order by the Fund’s transfer agent (Saturna Capital). There are no sales charges or loads. The Funds may reject purchases for any reason, such as excessive trading or anti-money laundering regulations which limit acceptance of third-party checks and money orders.

March 29, 2006	Sextant Mutual Fund Prospectus	7

How To Buy Shares (continued)

Shareowners may purchase additional shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by elecronic funds transfer, or by wire. With your authorization, purchase orders can be entered on-line at www.saturna.com.

Shareowners may authorize the use of electronic funds transfer (via the Automated Clearing House system [“ACH”]) to purchase or redeem shares by completing the appropriate section of the application. The authorization must be received at least two weeks before ACH can be used. To use ACH to purchase or redeem shares, simply call Saturna Capital. Investors also may wire money to purchase shares, though the wiring bank typically charges a fee for this service. Be sure Saturna Capital is notified when wiring money.

Each time shares are purchased or redeemed, a confirmation is mailed and/or emailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

The Funds offer several optional plans and services, including free Individual Retirement Accounts. Other free services offered by the Funds include an automatic investment plan, a systematic withdrawal plan, internet access, Health Savings Accounts, Education Savings Accounts, and the right to exchange your shares without charge for any other no-load mutual fund for which Saturna Capital is the investment adviser. Free materials describing these plans and applications may be obtained from Saturna Capital.

Shares may also be purchased and sold through broker-dealers and retirement plan administrators having agreements with the Funds. These intermediaries may charge investors, and/or require the adviser/distributor to the Funds to share revenues for their services.

How to Redeem Shares

Shareowners may redeem all or part of their investment on any business day of the Funds. The Funds pay redemptions in US dollars, and the amount per share received is the price next determined after receipt of a redemption request. The amount paid depends on the value of the investments of that Fund at that day and may be more or less than the cost of the shares being redeemed.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Rapid trading may lead to higher portfolio turnover which can increase costs to shareowners and negatively impact performance. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption penalty (payable to the Fund).

The Fund normally pays for shares redeemed within three days after a proper instruction is received. To allow time for clearing, payment for redemption of investments made by check or ACH may be restricted for up to 14 calendar days.

There are several methods you may choose to redeem shares.

Written request

Write:

Sextant Mutual Funds
Box N
Bellingham WA 98227-0596

Or Fax: 360 / 734-0755

You may redeem shares by a written request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  Redemption check (no minimum) sent as directed if the signature(s) are guaranteed. If proceeds are to be sent to other than the registered owner(s) at the last address, the signatures on the request may need to be guaranteed by a national bank or trust company or by a member of a national securities exchange.
  Federal funds wire. The proceeds ($5000 minimum) may be wired to any bank designated in the request if the signature(s) are guaranteed as explained above. You will be required to describe the use of the funds being redeemed and provide other details. A wire fee of $25 is charged your account ($35 for international wires).

Telephone request

Call: 800 / 728-8762 or 360 / 734-9900

Unless you notify us to the contrary in advance, you may redeem shares by a telephone request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  ACH transfer ($100 minimum) with proceeds transferred to your bank account as designated by the ACH authorization on your application. The transfer agent must receive the ACH authorization at least two weeks before ACH transfer can be used.
  Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital is adviser. If the exchange is your initial investment into this Fund, the new account will automatically have the same registration as your original account.
  Federal funds wire. Proceeds ($5000 minimum) may be wired as explained above.
8	Sextat Mutual Funds Prospectus	March 29, 2006

How To Redeem Shares (continued)

For telephone requests, the Funds will endeavor to confirm that instructions are genuine and may be liable for losses if they do not. The caller must provide:

    the name of the person making the request,
    the name and address of the registered owner(s),
    the account number,
    the amount to be withdrawn, and
    the method for payment of the proceeds.

The transfer agent may also require a form of personal identification. Neither the transfer agent nor Funds will be responsible for the results of transactions they reasonably believe genuine.

Check writing

Shareowners may also redeem by writing checks for amounts of $500 or more. Upon request, a Fund provides a small book of blank checks for a $10 fee, which may then be used to write checks to any payee. Checks are redeemed at the price next determined after receipt by the transfer agent. To use this feature, request the Check Writing Privilege on the Application.

Dividends

Each Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. Distributions from capital gains are paid at the end of November. Growth and International Funds pay income dividends at the end of November. Short-Term Bond and Bond Income funds pay income dividends daily, which are reinvested or distributed monthly. As a result of their investment strategies, Short-Term Bond and Bond Income funds expect that their dividends will consist primarily of ordinary income.

Both dividends and capital gains distributions are automatically reinvested in additional full and fractional shares of the Fund owned. At your option, you may receive dividends or capital gain distributions in cash. You are notified of each dividend and capital gains distribution when paid.

Tax Information

Dividends are subject to various income taxes, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of dividend, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Growth and International Funds will normally be eligible for the lower “qualified income dividend” tax rates.

Any redemption, including exchanges and checks written by shareowners, constitutes a sale for federal income tax purposes, and investors may realize a capital gain or loss on the redemption.

At the end of each calendar year, shareowners receive a complete annual statement, which should be retained for tax accounting. Saturna Capital keeps each account’s entire investment transaction history, and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each January, the transfer agent reports to each shareowner (consolidated by taxpayer ID) and to the IRS the amount of each redemption transaction and the amount of dividends and capital gains distributions. Dividend amounts represent the proportionate share the shareowner is to report on a tax return for the year. Capital gains may be taxed at different rates, depending on the length of time the Fund held its investments. Fund dividends and capital gain distributions, whether paid in cash or invested in additional shares of the Fund, may be subject to federal, state and local income taxes.

To avoid being subject to federal backup withholding tax on dividends and distributions, you must furnish your correct Social Security or Tax Identification Number.

Shareowners who are not US taxpayers may be subject to a foreign withholding tax under tax treaty provisions applicable to foreign investors. Capital gain distributions paid by the Funds are not subject to foreign withholding.

March 29, 2006	Sextant Mutual Fund Prospectus	9

Financial Highlights

The following tables help you understand each Fund’s financial performance. The top section reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions and without regard to income taxes. Tait Weller & Baker LLP, the independent registerd public accounting firm for the Funds, audited this information. Their report and each Fund’s financial statements are in the Funds’ annual report (available free upon request from Saturna Capital).

Sextant Growth Fund

(graphic omitted)

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$14.20	$12.91	$10.64	$11.90	$13.16
Income from investment operations
Net investment income	(0.02)	0.01	(0.04)	(0.05)	(0.02)
Net gains or losses on securities (both realized and unrealized)	2.96	1.45	2.31	(1.21)	(1.24)
Total from investment operations	2.94	1.46	2.27	(1.26)	(1.26)
Less distributions
Dividends (from net investment income)	*(0.00)	(0.01)	-	-	-
Distributions (from capital gains)	(0.03)	(0.16)	-	-	-
Total distributions	(0.03)	(0.17)	-	-	-
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$17.11	$14.20	$12.91	$10.64	$11.90
Total return	20.76%	11.35%	21.31%	(10.51)%	(9.57)%

Ratios/supplemental data
Net assets ($000), end of year	$9,006	$5,331	$4,732	$3,373	$3,792
Raio of expenses to average net assets
Before fee waivers	1.28%	0.80%	1.20%	1.17%	0.84%
After fee waivers	1.24%	0.78%	1.14%	1.11%	0.78%
Ratio of net investment income after waiver to average net assets	(0.17)%	0.12%	(0.40)%	(0.48)%	(0.18)%
Portfolio turnover rate	4%	8%	12%	15%	8%
	*Amount is less than $0.01

Sextant International Fund

(graphic omitted)

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$9.40	$8.05	$6.07	$7.24	$8.52
Income from investment operations
Net investment income	0.05	0.03	0.05	0.02	0.04
Net gains or losses on securities (both realized and unrealized)	1.83	1.35	1.97	(1.16)	(1.30)
Total from investment operations	1.88	1.38	2.02	(1.14)	(1.26)
Less distributions
Dividends (from net investment income)	(0.06)	(0.03)	(0.04)	(0.03)	(0.02)
Total distributions	(0.06)	(0.03)	(0.04)	(0.03)	(0.02)
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$11.22	$9.40	$8.05	$6.07	$7.24
Total return	19.95%	17.11%	33.23%	-15.80%	-14.80%

Ratios/supplemental data
Net assets ($000), end of year	$3,671	$2,053	$1,650	$1,150	$1,445
Raio of expenses to average net assets
Before fee waivers	1.36%	1.22%	1.29%	1.36%	1.37%
After fee waivers	1.25%	1.10%	1.10%	1.17%	1.17%
Ratio of net investment income after waiver to average net assets	0.52%	0.31%	0.75%	0.20%	0.34%
Portfolio turnover rate	5%	7%	4%	4%	6%
	*Amount is less than $0.01

10	Sextat Mutual Funds Prospectus	March 29, 2006

Sextant Short-Term Bond Fund

(graphic omitted)

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$4.97	$5.09	$5.07	$5.10	$4.95
Income from investment operations
Net investment income	0.17	0.19	0.23	0.27	0.26
Net gains or losses on securities (both realized and unrealized)	(0.12)	(0.12)	0.02	(0.02)	0.14
Total from investment operations	0.05	0.07	0.25	0.25	0.40
Less distributions
Dividends (from net investment income)	(0.17)	(0.19)	(0.23)	(0.28)	(0.25)
Total distributions	(0.17)	(0.19)	(0.23)	(0.28)	(0.25)
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$4.85	$4.97	$5.09	$5.07	$5.10
Total return	0.94%	1.41%	5.00%	4.90%	8.37%

Ratios/supplemental data
Net assets ($000), end of year	$2,557	$2,255	$2,259	$2,177	$2,189
Raio of expenses to average net assets
Before fee waivers	1.23%	1.14%	1.17%	1.14%	0.94%
After fee waivers	0.59%	0.58%	0.60%	0.93%	0.51%
Ratio of net investment income after waiver to average net assets	3.35%	3.80%	4.47%	5.23%	5.45%
Portfolio turnover rate	33%	37%	22%	28%	28%
	*Amount is less than $0.01

Sextant Bond Income Fund

(graphic omitted)

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$5.06	$5.07	$4.97	$4.81	$4.56
Income from investment operations
Net investment income	0.21	0.22	0.22	0.26	0.30
Net gains or losses on securities (both realized and unrealized)	(0.14)	(0.01)	0.10	0.16	0.25
Total from investment operations	0.07	0.21	0.32	0.42	0.55
Less distributions
Dividends (from net investment income)	(0.21)	(0.22)	(0.22)	(0.26)	(0.30)
Total distributions	(0.21)	(0.22)	(0.22)	(0.26)	(0.30)
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$4.92	$5.06	$5.07	$4.97	$4.81
Total return	1.40%	4.26%	6.52%	9.02%	12.40%

Ratios/supplemental data
Net assets ($000), end of year	$3,050	$2,643	$2,272	$2,105	$1,965
Raio of expenses to average net assets
Before fee waivers	0.97%	0.89%	1.15%	1.06%	1.06%
After fee waivers	0.94%	0.87%	0.97%	0.72%	0.34%
Ratio of net investment income after waiver to average net assets	4.26%	4.7%	4.29%	5.40%	6.71%
Portfolio turnover rate	4%	0%	0%	29%	30%
	*Amount is less than $0.01

March 29, 2006	Sextant Mutual Fund Prospectus	11

Saturna Capital (grpahic omitted)	Mail application and check to: SEXTANT MUTUAL FUNDS Box N, Bellingham, WA 98227-0596	For assistance, call: 800/SATURNA or 360/734-9900 FAX 360/734-0755

INVESTMENT APPLICATION FOR:
__Sextant Growth	__Sextant International	__Sextant Bond Income	__Sextant Short-Term Bond

Account Name & Type (select one):
__ Individual	_______________________	_________	_______________________
	First Name	Middle Initial	Last Name
Social Security Number:	__ __ __ - __ __ - __ __ __ __	Date of birth:
__ Joint With	_______________________	__________	_______________________
	First Name	Middle Initial	Last Name
Social Security Number:	__ __ __ - __ __ - __ __ __ __	Date of birth:
__ Gift To Minor		as Custodian for
	Name of Custodian		Name of Minor
under the	________________________	_____________________
	State	Minor's Social Security & Birthdate
__ Other	_____________________________________________________________________
	Indicate name of corporation, other organization or fiduciart capacity. If a trust, include name(s) of trustees and date of trust instruments.	Tax Identification Number	Name(s) of persons authorized to transact business for the above entity.

Contact Information:
Mailing Address:	_________________________________________________________________________
	Street		Apt., Suite, Etc.

	City	State	Zip
Telephone:	Daytime(___) __________ Home(___) __________ Other(___)__________
Citizenship:	__U.S. Citizen __Resident Alien __Non-resident Alien

Initial Investment: $______________________ Make check payable to the Fund being purchased (minimum $1,000).
Internet Services: Personal email address: __________________________________________________________________
Transaction confirmations and shareowner reports may be sent to my e-mail address: __ Instead of paper mailings (save paper & postage) __ In addition to paper mailings Please call to establish PIN for internet access to my account.
ACH Telephone Transfer Priviledge: __To transfer funds by ACH at no charge to or from my (our) bank account, I (we) authorize electronic fund transfers through the Automated Clearing House (ACH) for my (our) bank account designated. Please attach a voided check.
Automatic Investment Plan: __ Invest $ _______ into this Fund on the _____ day of each month (the 15th unless another date is chosen) by ACH transfer from my (our) bank account. This plan may be cancelled at any time. Please attach a voided check.
Check Writing Priviledge: ($500 per check minimum) ($10 checkbook charge)
__ I (We) hereby request the Custodian to honor checks drawn by me (us) on my (our) account subject to acceptance by the Funds, with payment to be made by redeeming sufficient shares in my (our) account. None of the custodian bank, Saturna Capital Corporation, nor any Sextant Mutual Fund shall incur any liability to me (us) for honoring such checks, for redeeming shares to pay such checks, or for returning checks which are not accepted.
__ Single Signature Authority - Joint Accounts only: (Checks for joint accounts require both signatures unless this box is marked to authorize checks with a single signature). By our signatures below, we agree to permit check redemptions upon the single signature of a joint owner. We hereby agree with each other, with the Funds and with Saturna Capital Corporation that all moneys now or hereafter invested in our account are and shall be owned as Joint Tenants with Right of Survivorship, and not as Tenants in Common.

(graphic omitted) Identification: You must establish identity by attaching a photocopy of a driver’s license, passport or other government-issued document.

The undersigned warrants(s) that I (we) have full authority to make this Application, am (are) of legal age, and have received and read a current Prospectus and agree to be bound by its terms. Unless this sentence is struck, I (we) certify, under penalties of perjury, that I (we) am not subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. This application is not effective until it is received and accepted.

Signature of Individual (or Custodian) __________________________________________ Date ___________________________

Signature of Joint Registrant (if any) ____________________________________________ Date ___________________________

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual shareowner reports. The Funds’ annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. A Statement of Additional Information contains more details, and is incorporated in this Prospectus by reference. These documents and other in	formation are available free, upon request, and shareowners may make inquiries, from:
Saturna Capital Corporation
1300 N. State St., Bellingham, WA 98225
http://www.saturna.com/
E-mail: sextant@saturna.com
800-SATURNA [800-728-8762]
Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington DC

(call 202-942-8090 for information). Reports and other information about the Funds are also available on the SEC’s EDGAR database (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-0102 or sending e-mail to publicinfo@sec.gov.

Saturna Investment Trust’s Investment Company Act file number is 811-05071.

PART B

STATEMENT OF ADDITIONAL INFORMATION

(This page intentionally left blank)

SATURNA INVESTMENT TRUST

SEXTANT GROWTH FUND
SEXTANT INTERNATIONAL FUND
SEXTANT SHORT-TERM BOND FUND
SEXTANT BOND INCOME FUND

1300 N. State Street
Bellingham, Washington 98225

360-734-9900
800-SATURNA

STATEMENT OF ADDITIONAL INFORMATION
March 29, 2006

This Statement of Additional Information is not a Prospectus. It merely furnishes additional information concerning the Sextant Growth Fund, the Sextant International Fund, the Sextant Short-Term Bond Fund, and the Sextant Bond Fund that is not included in the Prospectus. It should be read in conjunction with the Prospectus. You may obtain a Prospectus dated March 29, 2006 and shareowner Annual and Semi-Annual reports without charge by writing to the address shown above, calling toll-free to 800/728-8762, and on the Internet at http://www.saturna.com/.

History of the Funds
Fund Descriptions, Investments and Risks
Management of the Funds
Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Funds
Calculation of Performance Data
Financial Statements

Page 3 3 7 9 10 13 13 13 13 14 15

2	Sextant Mutual Funds: Statement of Additional Information	March 29, 2006

History of the Funds

Saturna Investment Trust (the “Trust”) is a business trust formed pursuant to RCW 23.90 of the laws of the State of Washington to operate as an open-end management company. When formed on February 20, 1987, the name was Northwest Investors Tax-Exempt Business Trust. The Trust’s name was changed to Northwest Investors Trust on October 12, 1990. In connection with the formation of the Sextant Funds, the Trust’s name was changed to Saturna Investment Trust on September 28, 1995.

  The Trust has five separate Funds, four of which are offered as the Sextant Funds through this Prospectus and Statement of Additional Information:
  Sextant Growth Fund (commenced operation Dec. 30, 1990, known as Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed),
  Sextant International Fund (commenced operation September 28, 1995),
  Sextant Short-Term Bond Fund (commenced operation September 28, 1995), and
  Sextant Bond Income Fund (commenced operation March 2, 1993, known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State municipal bonds was changed).

The fifth Fund, Idaho Tax-Exempt Fund, is offered through a separate Prospectus and Statement of Additional Information.

Fund Descriptions, Investments and Risks

Classification
Saturna Investors Trust is a “series trust” that presently offers four Sextant “open-end diversified management investment companies” to investors.

Investment Strategies and Risks
The Prospectus describes the principal investment strategies and risks of those strategies.

Investing in securities entails both market risk and risk of price variation in individual securities. This is true even for debt securities issued by the U.S. Government. By diversifying its investments, each Fund may reduce the risk associated with owning one or a few individual securities. There is no assurance that any Fund will achieve its investment objectives.

Sextant Growth Fund seeks long-term growth by investing primarily in common stocks. It may invest in securities convertible into common stocks and preferred stocks, and in other securities that are suited to the Fund’s investment objectives. The Fund ordinarily does not invest in non-convertible debt securities.

Growth Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size. Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. Although the Fund invests principally in securities of U.S. issuers, it may invest up to 5% of its total assets (valued at the time of investment) in foreign securities, including foreign government obligations and foreign equity and debt securities that are traded in the U.S. (See Risks in Foreign Securities, below.)

Sextant International Fund invests at least 65% of its total assets (taken at market value at time of investment) in foreign securities (securities of non-U.S. issuers), primarily common stocks and American Depository Receipts. The Fund ordinarily invests in securities of at least three countries outside the U.S.

The Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size. Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. These factors may be particularly applicable in smaller or emerging foreign markets.

The Fund diversifies its investments among several countries and does not concentrate in any particular industry. The Fund varies its investments geographically and by type of securities in which it invests based on the adviser’s evaluation of economic, market, and political trends throughout the world. The adviser considers the relative political and economic stability of a company’s countries of operation in evaluating the potential rewards and risks of an investment opportunity. The Fund may invest in securities traded in mature markets (such as Canada, Japan and the United Kingdom), in less developed markets (for example, Mexico), and in emerging markets (for example, Peru).

March 29, 2006	Sextant Mutual Funds: Statement of Additional Information	3

As a matter of policy (that can be changed by the Board of Trustees), the Fund limits its investments to those securities of foreign issuers that are traded and settled in the U.S. These include American Depository Receipts (“ADRs”) that represent underlying shares of foreign issuers. (ADRs are receipts typically issued by an American bank evidencing ownership of the underlying foreign securities). Positions in these securities are valued in U.S. dollars, not in the currency of the underlying security. The Fund may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. Unsponsored ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes also affect the Fund’s income. Generally, when a given currency appreciates against the dollar (that is, the dollar weakens) the value of the Fund’s securities denominated in that currency rises. When a given currency depreciates against the dollar (that is, the dollar strengthens), the value of the Fund’s securities denominated in that currency would be expected to decline.

The dividends and interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thereby reducing the net amount of income available for distribution to the Fund’s shareowners. A shareowner otherwise subject to U.S. federal income taxes may, subject to various limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Risks in Foreign Securities
Investors should understand and carefully consider the risks involved in foreign investing. Investing in foreign securities or instruments involves risks and opportunities not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of exchanges, issuers, brokers; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform trading practices; less liquidity or greater price volatility in foreign markets; possible imposition of foreign taxes; or less advantageous legal, operational, and financial protections applicable to foreign custodial arrangements. There is also a risk of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, adoption of foreign government restrictions, or adverse political, social or diplomatic developments that could affect investment in these nations.

Sextant Short-Term Bond Fund invests primarily in marketable short-term bond securities. Under normal circumstances, the Fund’s dollar-weighted average maturity does not exceed three years.

Sextant Bond Income Fund invests primarily in marketable long-term bond securities. As an operating policy that may be changed by the Board of Trustees, under normal circumstances the Fund maintains a dollar-weighted average effective maturity (the sum of the market value of each bond times its number of years to anticipated maturity, divided by the portfolio’s total market value) in excess of ten years.

The risks and investment returns offered in these Bond Funds depend primarily on the terms and quality of the obligations in each Fund’s portfolio, as well as on market conditions. Interest rate fluctuations affect a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. However, because prices and yields on debt securities vary over time, no specific yield on shares of a Fund can be assured.

The “effective maturity” of a debt instrument is the weighted average period over which the Adviser expects the principal to be paid. It differs from the stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to mortgage backed securities such as GNMA securities, the effective maturity is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, the effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. During periods of rising interest rates, the effective maturity of mortgage backed securities and callable obligations may increase substantially because they become less likely to be prepaid, which may result in greater net asset value fluctuation.

4	Sextant Mutual Funds: Statement of Additional Information	March 29, 2006

Under normal circumstances, each of the Bond Funds invests at least 80% its assets (net assets plus any borrowings for investment purposes, taken at market value at the time of investment) in “bonds,” meaning:

  Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at the time of purchase within the three highest grades assigned by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa or A) or by Standard & Poor’s Corporation (“S&P”) (AAA, AA or A).
  U.S. Government Securities;
  Commercial paper rated Prime-1 by Moody’s or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody’s or AA or better by S&P; and
  Bank obligations, including repurchase agreements of banks, having total assets in excess of $1 billion.

These Funds may also invest in other debt securities (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests, and privately placed debt securities). However, the Funds may not invest in a security rated at time of purchase below the fourth highest grade assigned by Moody’s (Baa) or S&P (BBB). Debt rated Baa or BBB is considered “medium grade,” though still generally accepted as investment grade.

U.S. Government Securities include: (i) bills, notes, bonds and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. U.S. Government Securities are generally accepted as being among the safest debt securities with respect to the timely payment of principal and interest (but not any premium paid on their purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and the Funds’ shares fluctuate in value.

Among the Government Securities the Funds may purchase are those issued by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and other agencies. Securities such as these represent an interest in a pool of mortgages insured in whole or in part by other agencies or the U.S. Treasury, depending on the terms of the issue. These issues may or may not represent the guarantee of the U.S. Treasury.

These “mortgage-backed” debt securities are entitled to interest and principal payments on mortgages in the pool as they are paid. During periods of declining interest rates there is an increased likelihood that these mortgages will be prepaid, resulting in a loss of the benefit of holding the instrument to full term, and loss of any premium the Fund may have paid to buy the security.

The Funds may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features.

Medium grade (Baa or BBB) debt securities are obligations of issuers with less capacity to pay interest and repay principal than those rated more highly. Investment in these debt securities involves somewhat greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience more difficulty in servicing their principal and interest payment obligations.

Some issuers of debt securities choose not to have their securities rated by a rating service. The Funds may invest in unrated securities that in the adviser’s opinion are comparable to securities having at least a medium grade rating and are suitable for investment by the Funds.

Fund Policies
The investment objectives of each Fund are described in the Prospectus and cannot be changed without approval by vote of a majority of the outstanding shares of that Fund.

Investment Restrictions
In addition to the restrictions stated in the Prospectus, the Funds shall not purchase securities on margin or sell securities short or purchase or write put or call options; purchase “restricted securities” (those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable); nor invest in oil, gas or other mineral exploration leases and programs. The Funds shall not make loans to others, except for the purchase of debt securities, or enter into repurchase agreements. The Funds shall not invest in securities so as to not comply with Subchapter M of the

March 29, 2006	Sextant Mutual Funds: Statement of Additional Information	5

Internal Revenue Code, in that generally at the close of each quarter of the tax year, at least 50% of the value of each Fund’s total assets is represented by (i) cash and cash items, government securities, and securities of other regulated investment companies, and (ii) other securities, except that with respect to any one issuer in an amount more than 5% of either Fund’s total assets, and no more than 10% of the Fund’s voting securities of any one issuer. In addition, the Funds shall not purchase real estate; real estate limited partnerships (excepting master limited partnerships that are publicly traded on a national security exchange or NASDAQ’s National Market System); commodities or commodity contracts; issue senior securities; provided, however, that a fund may borrow money for extraordinary or emergency purposes and then only if after such borrowing there is asset coverage of at least 300% for all such borrowings; nor act as a securities underwriter except that they may purchase securities directly from the issuer for investment purposes. Also, no Fund shall purchase or retain securities of any issuer if the officers or trustees of the Trust or its adviser own more than one-half of one percent of the securities of such issuer; invest in any company for the purpose of management or exercising control. No Fund shall invest in the securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization or by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker’s commission.

No Fund shall purchase securities of any issuer in excess of 5% of the Fund’s total assets or purchase more than 10% of the outstanding voting securities of any issuer; or concentrate its investments in a single industry beyond 25% of the total value of the Fund; or invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation. No Fund purchases securities if it has outstanding borrowings exceeding 5% of its net assets. No Fund’s investments in warrants, valued at the lower of cost or market, shall exceed 5% of the value of the Fund’s net assets. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired in units or attached to securities may be deemed to be without value. Notwithstanding the above, the Funds may purchase securities pursuant to the exercise of subscription rights, provided that such purchase does not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Funds’ interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Funds may not always realize the full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Funds’ portfolio securities with the result that the Fund would be forced to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Investment objectives and certain policies of each of the Funds may not be changed without the prior approval of the holders of the majority of the outstanding shares of the respective Fund. Objectives and policies which are considered fundamental and subject to change only by prior approval of the shareowners include: (1) the primary and any secondary investment objectives; (2) for the Bond Income and Short-Term Bond Funds, the 80% of assets minimum investment in bonds; (3) the classification of the Funds as an open-end management company and the sub-classification of each of the Funds as a diversified company; and (4) the policies listed here under “Investment Restrictions.”

Temporary Defensive Position
When the Adviser considers a temporary defensive investment position advisable, any Sextant Fund may invest without limitation in high-quality corporate debt obligations or U.S. government obligations or hold cash or cash equivalents.

Portfolio Turnover
The Funds place no restrictions on portfolio turnover and Funds will buy or sell investments according to the Adviser’s appraisal of the factors affecting the market and the economy. The Adviser does not anticipate significant variation to the portfolio turnover rate experienced in the past.

Portfolio Information
The Funds publish their complete portfolio holdings on the Internet after each month-end (http://www.saturna.com). They publish annual and semi-annual reports containing portfolio holdings. They file periodic reports with the SEC containing portfolio holdings, which may be published on the Internet. They may provide dealers, financial services and reporters with month-end portfolio holdings. The Funds do not disclose mid-month portfolio holdings. Information about open trades, strategies, and investment programs is proprietary information of the Adviser and kept confidential.

6	Sextant Mutual Funds: Statement of Additional Information	March 29, 2006

Management of the Funds

Board of Trustees
A Board of five Trustees supervise the Funds: Nicholas Kaiser, John E. Love, John S. Moore, Gary A. Goldfogel, and Herbert G. Grubel. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers, determine the amount of any dividend or capital gain distribution and serve on any committees of the Trust. The majority of Trustess are Independent, having no relationship with the Adviser or its affiliates, and solely consider the interests of shareowners.

Management Information
Staring with the Independent Trustees, the Trustees and officers are:

(1) Name, Address and Age	(2) Position(s) Held with Trust	(3) Principal Occupation(s) during past 5 years	(4) Dollar Range of Securities in the Sextant Funds	Number of Portfolios in Saturna fund complex overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
John E. Love 1002 Spokane Street Garfield WA 99130 Age: 73	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Growth: $10,001-50,000 International: $1-10,000 Short-Term Bond: over $100,000 Bond Income: $50,001-100,000	Five	None
John S. Moore, Ph.D. 346 Bayside Road Bellingham WA 98225 Age: 74	Independent Trustee since 1993; Audit Committee Chair	Professor (retired), College of Business and Economics, Western Washington University	Growth: $10,001-50,000	Five	None
Gary A. Goldfogel, M.D. 1500 N. State Street Bellingham WA 98226 Age: 47	Independent Trustee since 1995	Medical Examiner (pathologist). Owner, Avocet Environmental Testing (laboratory)	Growth: over $100,000 International: $50,001-100,000 Short-Term Bond: over $100,000 Bond Income: over $100,000	Five	None
Herbert G. Grubel Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5 Age: 71	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	None	Five	None
INTERESTED TRUSTEE
Nicholas F. Kaiser, MBA* 1300 N. State Street Bellingham WA 98225 Age: 59	President and Trustee since 1990	President, Saturna Capital Corporation (the Trust’s investment adviser) President, Saturna Brokerage Services (the Trust’s distributor)	Growth: over $100,000 International: over $100,000 Short-Term Bond: $10,001-50,000 Bond Income: $10,001-50,000	Seven	Amana Mutual Funds Trust
OFFICERS WHO ARE NOT TRUSTEES
Phelps S. McIlvaine* 1300 N. State Street Bellingham WA 98225 Age: 52	Vice President since 1994	Vice President, Saturna Capital Corporation (the Trust’s investment adviser) Treasurer, Saturna Brokerage Services (the Trust’s distributor)	None	N/A	N/A
Ethel B. Bartolome* 1300 N. State Street Bellingham WA 98225 Age: 33	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation (the Trust’s investment adviser)	Growth: $1-10,000	N/A	N/A
Christopher R. Fankhauser* 1300 N. State Street Bellingham WA 98225 Age: 33	Treasurer since 2002	Chief Operating Officer, Saturna Capital Corporation (the Trust’s investment adviser)	Growth: $1-10,000 International: $1-10,000 Bond Income: $1-10,000 Short-Term Bond: $1-10,000	N/A	N/A

March 29, 2006	Sextant Mutual Funds: Statement of Additional Information	7

James D. Winship, Esq.* 5406 Diamond Place NE Bainbridge Island, WA 98110 Age: 57	Chief Compliance Officer since 2004	Attorney Adjunct of Professor, University of Washington and Seattle Pacific University	Growth: $1-10,000	N/A	N/A

*Messrs. Kaiser, McIlvaine, Fankhauser, and Winship, and Mrs. Bartolome are “interested persons” of the Trust as officers and/or employees of the Adviser, Saturna Capital Corporation. Messrs. Kaiser, Fankhauser, and Winship and Mrs. Bartolome hold the same positions with Amana Mutual Funds Trust, which has two Fund portfolios, and is also managed by Saturna Capital Corporation.

Mr. Kaiser is the only trustee with holdings in other Registered Investment Companies in the Saturna family, and their aggregate value exceeds $100,000.

The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time. An Audit Committee operating under a specific charter and consisting of the disinterested directors meets to select the independent registered public accounting firm and review all audit reports. The audit committee held one meeting during the fiscal year. A separate nominating committee, consisting of the disinterested directors, met once during the fiscal year. The nominating committee will consider shareowners for nomination who submit their written qualifications to the Secretary.

Compensation
Effective December 2005, the Trust pays disinterested trustees $300 per meeting attended, plus reimbursement of travel expenses (pro-rata to each Fund of the Trust). Mr. Kaiser receives no compensation from the Trust, nor are the other officers of the Trust paid for their duties with the Trust; except that Mr. Winship has been retained by the Trust as Chief Compliance Officer, for which he is compensated. The following table provides the total compensation paid trustees for the fiscal year ended November 30, 2005.

Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
John E. Love Trustee, Chairman	$1000	$0	$0	$1000
John S. Moore Trustee	$1000	$0	$0	$1000
Gary A. Goldfogel Trustee	$1000	$0	$0	$1000
Herbert A. Ershig Trustee (retired Sept. 2005)	$600	$0	$0	$600
Herbert G. Grubel Trustee (new Dec. 2005)	$0	$0	$0	$0
Nicholas F. Kaiser Trustee	$0	$0	$0	$0

Code of Ethics
The Trust, its investment advisor Saturna Capital Corporation, and its principal underwriter Saturna Brokerage Services, have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204a-1 of the Investment Advisers Act. The Code permits personnel subject to the Code (as defined in the Code) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code includes restrictions on the investing in common stocks that may be purchased by the Funds. A copy of the Code is available without charge by contacting the Trust or Saturna Capital Corporation.

Proxy Voting Policies
The proxy voting guidelines below summarize Saturna Capital’s positions on various issues of concern to investors, and give a general indication of how portfolio securities held in advisory accounts, such as the Funds, will be voted on proposals dealing with particular issues. The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the advisor may not vote in strict adherence to these guidelines. Regardless of these guidelines, the advisor will always attempt to vote consistent with specific investment objectives and policies of the Funds.

Saturna Capital’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders. Voting proxies is a responsibility of a Fund’s portfolio manager.

8	Sextant Mutual Funds: Statement of Additional Information	March 29, 2006

These guidelines are reviewed and approved annually by the Trustees. The portfolio manager will refer all issues where there could be a conflict of interest (e.g., a familial or business relationship with company management) or uncertainty of direction to the Trustees for resolution. Disclosure of the proxy voting record is a responsibility of the Trust’s secretary. After June 30, information as filed on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling Saturna Capital at 800-SATURNA; (2) through the Trust’s website at http://www.saturna.com; and (3) on the SEC’s website at http://www.sec.gov.

By the following general categories, absent special circumstances, proxies will be voted:

  Governance
    For proposals calling for a majority of the directors to be independent of management.
    For proposals seeking to increase the independence of board nominating, audit, and compensation committees.
    In accordance with the recommendation of the company’s board of directors on all shareholder proposals, except it will vote for shareholder proposals that are consistent with these proxy voting guidelines.
    For the election of the company’s nominees for director, except it will withhold votes for nominees it considers insufficiently committed or competent.
    Against proposals to elect directors on a staggered schedule.
  Business Transactions
    On a case-by-case basis on board-approved proposals to effect acquisitions, mergers, reincorporations, reorganizations, and other transactions.
    Against proposals to adopt anti-takeover measures.
    On a case-by-case basis on proposals to amend a company’s charter or bylaws.
    Against authorization to transact other unidentified, substantive business at the meeting.
  Capitalization
    On a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except it will normally vote:
    For proposals relating to the authorization of additional common stock.
    For proposals to effect stock splits.
    For proposals authorizing share repurchase programs.
  Executive Compensation
    On a case-by-case basis on board-approved proposals relating to executive compensation.
    For compensation programs that relate executive compensation to a company’s long-term performance.
    For stock option plans unless they could result in massive dilution or have other provisions clearly not in the interest of existing shareholders.

Principal Holders of Securities

As of March 1, 2006, the principal holders of record (those with more than 5% of the outstanding shares) of securities of each Sextant Fund were:

	Name and Address	Shares	Percentage
Growth Fund	Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	122,186	15.85%
	Marion R. Foote 223 Chuckanut Point Road Bellingham WA 98229	64,366	8.35%
	Markell Kaiser 305 Chuckanut Point Road Bellingham WA 98229	53,957	6.99%
International Fund	Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	127,923	19.36%
	Markell Kaiser 305 Chuckanut Point Road Bellingham WA 98229	87,032	13.17%
	Marion R. Foote 223 Chuckanut Point Road Bellingham WA 98229	86,655	13.12%

March 29, 2006	Sextant Mutual Funds: Statement of Additional Information	9

Short-Term Bond Fund	Bellingham Anesthesia PS Telfer 2152 Dellesta Drive Bellingham, WA 98226	76,887	14.71%
	Brian N. Oliver IRA 2965 Haxton Way Bellingham WA 98226	42,246	8.08%
	Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	41,711	7.99%
	John E. Love IRA 1002 Spokane St. Garfield WA 99130	3,8968	7.45%
	Thomas B. Callender IRA Rollover 605 Briar Rd. Bellingham WA 98225-7813	37,305	7.14%
	Roger A. Barnhart, MD IRA 3017 Vining Street Bellingham WA 98226	34,109	6.52%
Bond Income Fund	Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	82,174	13.30%
	David K. Heaps IRA Rollover P.O. Box 1977 Bellingham, WA 98225	50,809	8.22%
	Bellingham Anesthesia PS Telfer 2152 Dellesta Drive Bellingham, WA 98226	39,340	6.36%
	Frederick M. Graham Mary J. Graham 8647 W. Sierra Pinta Drive Peoria AZ 85382	39,269	6.35%
	Gary A. Goldfogel IRA Rollover 406 Bayside Rd. Bellingham, WA 98225	32,149	5.20%

As of March 1, 2006, officers and Trustees (plus affiliated family members and entities), as a group, own the following shares of the Funds:

	Shares Owned	Percentage of Outstanding
Growth Fund	298,131	38.7%
International Fund	348,673	52.8%
Short-Term Bond Fund	137,444	26.3%
Bond Income Fund	146,119	23.7%

Investment Advisory and Other Services

Investment Adviser and Administrator
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Investment Adviser and Administrator (the “Adviser”) for the Funds. Saturna Capital is also the Funds’ shareowner servicing agent. Mr. Nicholas Kaiser, by his ownership of the majority of its voting stock, is the controlling person of the Adviser. Mr. Kaiser is also a trustee and president of Saturna Investment Trust, and the principal portfolio manager of the Growth and International Funds. Mr. Phelps McIlvaine is the principal portfolio manager of the Short-Term Bond and Bond Income Funds, and a shareowner and member of the board of the Adviser.

A discussion of the trustees’ approval of the continuance of the investment advisory and administration agreements is available in the Trust’s November 30, 2005 annual report.

10	Sextant Mutual Funds: Statement of Additional Information	March 29, 2006

Advisory Fee
Each of the Sextant Funds monthly pays the Adviser an Advisory and Administrative Services Fee (the “Base Fee”). The Base Fee covers certain administrative services such as portfolio accounting, shareholder and financial reporting, shareholder servicing and transfer agency services. The Base Fee is also compensation for portfolio management, advice and recommendations on securities to be purchased, held or sold. The Base Fee is computed at the annual rate of 0.60% of average daily net assets of each Fund, and is paid monthly. The Base Fee is subject to adjustment up or down depending on the investment performance of the Fund.

Performance adjustment for Sextant Growth Fund and Sextant International Fund:

  For each month in which either of these Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified benchmark for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

Performance Adjustment for Sextant Bond Income Fund and Sextant Short-Term Bond Fund:

  For each month in which either of these Funds’ total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified benchmark for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.
	Base Fee annual rate	Performance Adjustment annual rate
		<1% more of less than benchmark	1-2% more or less than benchmark	2-4% more or less than benchmark	>4% more or less than benchmark
Growth Fund & International Fund	0.60%	0.00%	+/- 0.10%	+/- 0.20%	+/- 0.30%
Bond Income Fund & Short-Term Bond Fund	0.60%	0.00%	+/- 0.10%	+/- 0.20%	+/- 0.30%

Total return investment performance as calculated and published by Morningstar, Inc. for each Sextant fund Morningstar category is used as the benchmark for comparison purposes. The categories currently assigned by Morningstar are:

  Sextant Growth Fund: “Mid-cap Growth Funds”
  Sextant International Fund: “Foreign Large Blend Funds”
  Sextant Bond Income Fund: “Long-Term Bond Funds”
  Sextant Short-Term Bond Fund: “Short-Term Bond Funds”

The Adviser has undertaken to limit expenses of Short-Term Bond Fund to 0.60% through March 31, 2007 and waives its investment advisory and administrative fee for either Bond Fund completely so long as assets of that Fund are less than $2 million.

For each of the last three fiscal years, the advisory fees (after performance adjustments and expense limitations) each Fund paid Saturna Capital were:

	2003	2004	2005
Sextant Growth Fund	$31,950	$18,702	$56,759
Sextant International Fund	$7,914	$11,159	$21,079
Sextant Short-Term Bond Fund	$4,887	$3,461	$962
Sextant Bond Income Fund	$15,620	$10,560	$12,864

March 29, 2006	Sextant Mutual Funds: Statement of Additional Information	11

Portfolio Managers

Portfolio Manager:	Nicholas Kaiser	Phelps McIlVaine
Trust portfolios served as primary manager and manager's ownership (range)	Sextant Growth Fund Sextant International Fund (11/30/2005 assets of $100,000-500,000, each Fund)	Sextant Bond Income Fund Sextant Short-Term Bond Fund Idaho Tax-Exempt Fund (none, all Funds)
Other investment company portfolios served as primary manager:	Amana Growth Fund Amana Income Fund (11/30/2005 assets of $169 million)	None
Other pooled investment vehicles served as primary manager:	Two (12/31/2005 assets of $13 million, which are all managed with a performance fee)	None
Other accounts:	Twenty-eight (12/31/2005 assets of $17 million)	One (12/31/2005 assets of $3 million)

All Saturna Capital employees, including Nicholas Kaiser, Phelps McIlvaine and other portfolio managers, are paid an annual salary, as set by the board of Saturna Capital. The board also pays bonuses, that are partly dependent on the profits of Saturna Capital and may also reflect the results of specific managed accounts or specific businesses of Saturna Capital. As shareowners of Saturna Capital Corporation, Messrs. Kaiser and McIlvaine may benefit from any increase in its value per share that might result from its operations or profits. All Saturna Capital employees are eligible for a retirement plan, health and other benefits, and a stock option plan. Stock options are annually awarded on the basis of years of service, and not individual performance. Mutual fund portfolio managers are paid a monthly bonus (which may be shared with other employees) when a fund achieves an overall rating of 4 or 5 stars from Morningstar. The bonus is 1% of the adviser’s net monthly fee (which is based on both assets and performance) for a 4-star rating, and 2% of the monthly fee for a 5-star rating. Mr. Nicholas Kaiser was paid a total of $81,360 in compensation by Saturna Capital in calendar 2005. Mr. Phelps McIlvaine was paid a total of $63,978 in calendar 2005.

As explained above, the four Sextant funds of the Trust pay an advisory fee that is based upon performance as well as assets in each Sextant fund. The portfolio equity transactions of the funds are normally executed by Saturna Brokerage Services, an affiliate of the Adviser, but involve no conflict of interest because the Adviser has agreed to waive entirely commission charges normally paid on security transactions. The Adviser has adopted a Code of Ethics which governs trading by portfolio managers to avoid conflicts of interest. To avoid any single managed account of the Adviser getting a trading advantage, portfolio transactions are done as a “bunched” order then allocated pro-rata to individual accounts.

Shareowner Services
Under the Advisory agreement, Saturna Capital also provides services as the transfer agent and dividend-paying agent for the Funds. As transfer agent, Saturna furnishes to each shareowner a statement after each transaction, an historical statement at the end of each year showing all transactions during the year, and Form 1099 tax forms. Saturna also, on behalf of the Funds, responds to shareowners’ questions or correspondence. Further, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds’ records. The transfer agent performs the mailing of all financial statements, notices and prospectuses to shareowners. The transfer agent maintains records of contributions, disbursements and assets as required for IRAs and other qualified retirement accounts. These transfer agent services are included in the Base Fee.

Custodian
National City Bank, Indiana, of Indianapolis, National City Center, Indianapolis, Indiana 46255 is the custodian of the Funds. As custodian for the Funds, the bank holds in custody all securities and cash, settles for all securities transactions, receives money from sale of shares and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from an account at the custodian bank.

Independent Registered Public Accounting Firm
Tait, Weller and Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 is the independent registered public accounting firm for the Funds. The accountants conduct an annual audit of the Funds as of November 30 each year, prepare the tax returns of the Funds and assist the Adviser in any accounting matters throughout the year.

Principal Underwriter
The Adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham WA 98225 is a discount brokerage firm and acts as distributor for the Funds without compensation. Mr. Nicholas Kaiser, an affiliated person of the Funds, is President of Saturna Brokerage Services, Inc.

12	Sextant Mutual Funds: Statement of Additional Information	March 29, 2006

Brokerage Allocation

The placing of purchase and sale orders as well as the negotiation of commissions is performed by the Adviser and is reviewed by the Board of Trustees. The Adviser may make allocation of brokerage to any broker in return for research or services and for selling shares of any fund of Saturna Investment Trust. Brokers may provide research or statistical material to the Adviser, but this information is only supplemental to the research and other statistics and material accumulated and maintained through the Adviser’s own efforts. Any such supplemental information may or may not be of value or used in making investment decisions for the Funds or any other account serviced by the Adviser. Research services provided by brokers through which the Funds effect securities transactions may be used by the Funds’ investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Funds.

The primary consideration in effecting securities transactions for the Funds is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund, and is not required to execute trades in “over-the-counter” securities with primary market-makers if similar terms are available elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

When consistent with best execution, brokerage is primarily directed to Saturna Brokerage Services, Inc., a wholly owned subsidiary of the adviser, which engages in a discount brokerage business. Saturna Brokerage Services has agreed to execute transactions for the Funds without any commissions for calendar 2006. The Trustees review brokerage activity in detail at each regular meeting. Meetings are held on a quarterly schedule. For each of the last three fiscal years, the commissions each Fund paid Saturna Brokerage were:

	2003	2004	2005	% of 2005 aggregrate brokerage commissions paid Saturna Brokerage	% of 2005 aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage
Sextant Growth Fund	$2,002	$2,959	$279	100%	100%
Sextant International Fund	$1,287	$977	$0	100%	100%
Sextant Short-Term Bond Fund	$0	$0	$0	0	0
Sextant Bond Income Fund	$0	$0	$0	0	0

Capital Stock

Each Fund of Saturna Investment Trust is divided into shares of beneficial interest. The shares of each separate Fund of the Trust have equal voting rights. All shares are fully paid, non-assessable, transferable and with rights of redemption, and are not subject to preemptive rights. The Trust is not required to hold annual shareowner meetings. However, special meetings may be called for such purposes as electing or removing Trustees, changing fundamental policies, or voting on approval of an advisory contract. On issues relating solely to a single Fund, only the shareowners of that Fund are entitled to vote. All dividends and distributions for each Fund shall be distributed to shareowners in proportion to the number of shares owned.

Purchase, Redemption and Pricing of Shares

See How to Buy Shares, How to Redeem Shares and Pricing of Fund Shares in the Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share. A 2% early redemption penalty may apply.

In addition to normal purchases or redemptions, the shares of the Funds may be exchanged for shares of other funds managed by Saturna Capital. Exchanges will be made at no charge upon written request or by telephone if the shareowner has previously authorized telephone privileges. A gain or loss for federal tax purposes will be realized upon redemption of any shares for the purposes of an exchange as described above.

Price (net asset value) per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares outstanding. The daily price is determined for each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. New York time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Funds calculate net asset value, which is the price used for both purchase and redemption of shares.

Taxation of the Funds

Saturna Investment Trust is organized as a “series” investment company. Each Fund of the Trust is a separate economic entity with separate assets and liabilities and separate income streams. The shareowners of each separate Fund may look only to that fund for income, capital gain or loss, redemption, liquidation, or termination. Each Fund has separate arrangements with the Adviser. Assets of each Fund are segregated.

March 29, 2006	Sextant Mutual Funds: Statement of Additional Information	13

The creditors and shareowners of each Fund are limited to the assets of that fund for recovery of charges, expenses and liabilities. Each Fund of the Trust conducts separate voting on issues relating solely to that fund, except as required by the Investment Company Act. The tax status and tax consequences to shareowners of each Fund differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from each Fund.

Each Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as they have since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income taxes on the amounts so distributed.

At November 30, 2005, Short-Term Bond had capital loss carryforwards of $40,485, of which $766 expires in tax year 2005, $4,467 expires in 2007, $9,191 expires in 2008, $15,099 expires in 2009 and $4,422 expires in 2011 and $6,540 expires in 2012; Bond Income had capital loss carryforwards of $22,124, of which $5,730 expires in 2007, $2,141 expires in 2009 and $14,253 expires in 2010; and International had capital loss carryforwards of $153,967, of which $52,590 expires in 2009, $70,706 expires in 2010 and $30,671 expires in 2011, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

If shareowners do not furnish the transfer agent with a valid Social Security or Tax Identification Number and in certain other circumstances, the transfer agent is required to withhold 28% of income. Dividends and capital gains distributions to shareowners who are nonresident aliens may be subject to a 30% United States foreign withholding tax under the existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. If the IRS determines that a Fund should be fined or penalized for inaccurate or missing or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

Calculation of Performance Data

Average annual Total Return and Current Yield information may be useful to investors in reviewing a Fund’s performance. However, certain factors should be taken into account before using the information as a basis for comparison with alternative investments. Additional calculations are made to illustrate possible taxes payable on distributions and sale of shares. The performance for any given past period is not an indication of future rates of return or yield on its shares.

The figures regarding multi-year total return reflect the operations of Sextant Growth Fund and Sextant Bond Income Funds using their different investment objectives prior to September 1995.

Annual Average Total Return (before taxes)
For each of the following periods ended November 30, 2005, the average annual compounded Total Returns of each Fund (before taxes) were:

	1 year	5 years	10 years	Commencement
Sextant Growth Fund	20.76%	5.68%	11.22%	9.47%
Sextant International Fund	19.95%	6.07%	9.63%	9.43%
Sextant Short-Term Bond Fund	0.94%	4.16%	4.68%	4.70%
Sextant Bond Income Fund	1.40%	6.71%	5.93%	5.56%

Average annual Total Return (before taxes) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ERV

Where P = a hypothetical initial Payment of $1,000
T = average annual Total return
n = number of years
ERV = Ending Redeemable Value of the $1,000 payment made at the beginning of the period.

To solve for average Total Return, the formula is as follows:

T = ( ERV/P)1/n - 1

Average Annual Total Return (after taxes on distributions)

For each of the following periods ended November 30, 2005, the average annual compounded Total Returns of each Fund (after taxes on distributions) were:

	1 year	5 years	10 years	Commencement
Sextant Growth Fund	20.74%	5.64%	10.70%	9.14%
Sextant International Fund	19.86%	5.95%	9.21%	9.02%
Sextant Short-Term Bond Fund	-0.24%	2.44%	2.71%	2.74%
Sextant Bond Income Fund	-0.02%	4.75%	3.61%	3.75%

Average annual Total Return (after taxes on distributions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value

14	Sextant Mutual Funds: Statement of Additional Information	March 29, 2006

according to the following formula:

P (l + T)n = ATVD

Where P = a hypothetical initial Payment of $1,000
T = average annual Total return (after any federal income taxes on distributions)
n = number of years
ATVD = Ending Value of the hypothetical $1,000 payment made at the beginning of the period after taxes on fund distributions but not after any federal income taxes on redemption

Average Annual Total Return (after taxes on distributions and redemption)

For each of the following periods ended November 30, 2005, the average annual compounded Total Returns of each Fund (after taxes on distributions and redemptions) were:

	1 year	5 years	10 years	Commencement
Sextant Growth Fund	13.54%	4.90%	9.56%	7.33%
Sextant International Fund	13.08%	5.18%	8.25%	8.08%
Sextant Short-Term Bond Fund	-0.26%	2.34%	2.38%	2.41%
Sextant Bond Income Fund	-0.06%	4.54%	3.11%	3.04%

Average annual Total Return (after taxes on distributions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ATVDR

Where P = a hypothetical initial Payment of $1,000
T = average annual Total return (after any federal income taxes on distributions and redemption)
n = number of years
ATVDR = Ending Value of the hypothetical $1,000 paymentmade at the beginning of the period after any federal income taxes on fund distributions and redemption

Current Yield is computed by dividing the net investment income, as defined by the Securities and Exchange Commission, over a rolling 30 day period for which the yield is presented by the average number of shares eligible to receive dividends for the period over the maximum offering price per share on the last day of the period, and annualize the results. The formula used is:

Yield = 2[( a-b/cd +1)6 -1]

Where
a = interest and dividends accrued during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the price per share on the last day of the period

The current yield on the Sextant Growth Fund, the Sextant International Fund, Sextant Short-Term Bond Fund, and the Sextant Bond Income Fund, for the 30 day period ending November 30, 2005 was 0.00%, 0.00%, 4.56%, and 5.03%, respectively.

Financial Statements

The most recent audited annual report accompanies this Statement of Additional Information.

There is incorporated into this Registration Statement the following financial information in the Annual Report to shareowners for the fiscal year ended November 30, 2005. Filed as Exhibit A hereto:

Report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm.
Statement of Assets and Liabilities as of November 30, 2005.
Statement of Operations - Year ended November 30, 2005.
Statements of Changes in Net Assets - years ended November 30, 2005, and 2004.
Investments - as of November 30, 2005.
Notes to Financial Statements.

March 29, 2006	Sextant Mutual Funds: Statement of Additional Information	15

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16	Sextant Mutual Funds: Statement of Additional Information	March 29, 2006

PART A

PROSPECTUS

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Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any repre-sentation to the contrary is a criminal offense.

PROSPECTUS
March 29, 2006

IDAHO TAX-EXEMPT FUND (graphic omitted)

A Quick Look at Idaho Tax-Exempt Fund

Fund Investment Goals
Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.

Principal Investment Strategies
Idaho Tax-Exempt Fund invests in debt securities issued by political subdivisions of the State of Idaho. These municipal bonds, notes and commercial paper may be in various forms, including general obligation bonds, revenue bonds, mortgage bonds, certificates of participation, local improvement district bonds, and refunding bonds.

At time of purchase, a bond must be rated “A” or equivalent by a national bond rating agency. The Fund may also invest in non-rated bonds if they are of equivalent quality in the opinion of the Adviser. Factors included in bond evaluations include such information as the bond district’s financial position, population size, employment trends, economic activity and diversification. The portfolio’s dollar-weighted average effective maturity is expected to range between 6 and 15 years.

Principal Risks of Investing in the Fund
The value of Fund shares rise and fall as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund’s portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund’s income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho. Investing only in Idaho bonds means the Fund is less diversified than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities’ value is derived from the recipient’s ability to exclude interest payments from taxation.

Variability of Returns

This bar chart and table provide an indication of the risks of investing in the Fund by showing changes in Fund performance from year to year and by showing how the Fund’s average annual returns compare to a broad-based market index. A Fund’s past performance (before and after taxes†) is not necessarily an indication of how a Fund will perform in the future.

Idaho Tax-Exempt Fund Calendar Year Percentage Returns
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
3.92%	7.11%	6.02%	-2.75%	9.96%	4.16%	9.01%	4.03%	2.44%	1.61%

Note: Highest return for a quarter was +4.2% (quarter ending Sept. 30, 2002). Lowest return for a quarter was -2.3% (quarter ending June 30, 1999).

Annual Average Total Returns
(for the years ending December 31, 2005)	1 Year	5 Years	10 Years
Return before taxes	1.61%	4.22%	4.49%
Return after taxes on distributions**	1.56%	4.21%	4.47%
Return after taxes on distributions and sale of fund shares**	1.49%	3.87%	3.69%
Lehman Municipal Composite	3.51%	5.59%	5.71%

*The Lehman Municipal Composite Index is a widely recognized, unmanaged index of municipal bond prices, without reduction for fees, expenses or taxes.
**After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. The Fund normally pays dividends exempt from federal and Idaho income taxes, but may occasionally pay small amounts of taxable dividends. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. These after-tax illustrations are not relevant to retirement plan, corporate, trust or other investors taxed at special rates.

2	Idaho Tax-Exempt Fund Prospectus	March 29, 2006

Fees and Expenses

This table describes the fees and expenses that Fund shareowners may pay if they buy and hold shares of the Fund. There are no shareowner fees (fees paid directly from an investment). The Fund imposes no sales charge (load) on purchases or reinvested dividends, no distribution fees, or any deferred sales charge (load) upon redemption. There are no exchange fees, redemption fees, or account fees. There is a 2% penalty for redemption of shares within 30 calendar days of purchase and a fee for any outgoing bank wires. The following table illustrates operating expenses of the Fund for the fiscal year ending November 30, 2005.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees	0.50%
Distribution (12b-1) Fees	NONE
Other Expenses	0.41%
Annual Fund Operating Expenses	0.91%
For the fiscal year ending November 30, 2005, earnings credits for custody fees further reduced operating expenses by 0.03%.

Expenses Example

The example below is intended to help investors compare the cost of investing in Idaho Tax-Exempt Fund with the cost of investing in other mutual funds. The example assumes an investor invests $10,000 in a Fund for the years indicated and then redeems at the end of those years. The example also assumes that the investment has a 5% return each year and that the Fund’s “Annual Fund Operating Expenses” are as shown above. Although actual costs may be higher or lower, based on these assumptions an investor’s cumulative expenses would be:

1 Year Total	$96
3 Year Total	$298
5 Year Total	$518
10 Year Total	$1,150

Investment Objectives

Idaho Tax-Exempt Fund seeks to provide income dividends free from Federal income, Federal alternative minimum and Idaho state income taxes. Preservation of capital is a secondary objective.

Investment Strategies

Under normal circumstances, at least 80% of assets are invested in debt securities generating income exempt from both federal and Idaho income tax.

The Fund requires that at time of purchase a bond be rated at least “A” or equivalent by a national bond rating agency (Standard and Poor’s, Moody’s Investor’s Services, or equivalent), or, if non-rated, to be of equivalent quality in the opinion of the Adviser.

Up to 60% of total assets of the Fund can be invested in non-rated bonds. The Adviser will purchase only those non-rated bonds that it believes are liquid and can be sold at the value consistent with that used for net asset value purposes.

March 29, 2006	Idaho Tax-Exempt Fund Prospectus	3

Risks

The risks inherent in the Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on market conditions. Interest rate fluctuations affect the Fund’s net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, the Fund’s yield also varies.

Because the Fund is “non-diversified” and invests primarily in Idaho municipal securities, its investments are susceptible to factors adversely affecting Idaho. These factors include economic and financial trends, as well as political conditions in Idaho and its political subdivisions. Investing only in Idaho bonds means the Fund is less diversified than some other types of mutual funds. Concentration in a small area or a small number of security issues may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund’s income, ability to preserve capital, and liquidity would all be adversely affected.

Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

The Fund is vulnerable to tax rate changes, either at the Idaho or Federal level, since part of municipal securities’ value is derived from the recipient’s ability to exclude interest payments from taxation. Should this exclusion be reduced, the market for municipal securities, and consequently the Fund’s share value, may be adversely affected.

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Investment Adviser and Administrator for the Fund. Saturna Capital’s wholly owned subsidiary, Saturna Brokerage Services, Inc., is a discount brokerage firm and acts as distributor for the Fund without compensation. Founded in 1989, Saturna Capital Corporation is also the adviser to Amana Mutual Funds Trust, the Sextant Mutual Funds and to private accounts. Saturna has approximately $340 million in assets under management.

The Fund pays a monthly advisory fee at the annual rate of 0.50% of the average daily net assets up to $250 million, 0.40% of assets between $250 million and $1 billion, and 0.30% of assets in excess of $1 billion. For the fiscal year ended November 30, 2005, the aggregate advisory fee paid was 0.50% of average net assets. A discussion regarding the basis for the Board’s approval of the Fund’s advisory contract through September 28, 2006 is available in the Annual Report to shareholders, available from the Fund on request.

Phelps McIlvaine, vice president of Saturna Capital since 1994, is the primary manager of the Idaho Tax-Exempt Fund. He also manages the Sextant Short-Term Bond Fund and the Sextant Bond Income Fund, other series of the Trust. Additional information about the portfolio manager, and his Fund ownership and compensation, is provided in the Statement of Additional Information.

Pricing of Fund Shares

The Fund computes its net asset value per share each business day by dividing (i) the value of all of its securities and other assets, less liabilities, by (ii) the number of shares outstanding. The Fund computes its daily price at the close of trading on the New York Stock Exchange (generally 4 PM Eastern time) using market prices. The Fund’s shares are not priced on any customary national business holiday that security markets are closed. The net asset value applicable to purchases or redemptions of shares of the Fund is the net asset value next computed after receipt of a purchase or redemption order.

Since daily bid prices are not available for many municipal bond issues, the Fund determines fair values for its securities using matrices of municipal bond yields for various maturities and qualities. Values are adjusted for factors unique to each bond. To be certain that the process of valuing securities remains consistent with the markets, the adviser periodically obtains appraisals from independent sources. Using fair value to price securities may result in a value that is different from a security’s most recent published price and from the prices used by other mutual funds to calculate their net asset values.

How To Buy Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify,

4	Idaho Tax-Exempt Fund Prospectus	March 29, 2006

and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver’s license or other identifying documents.

You may open an account and purchase shares by sending a completed application with a check for $1,000 or more payable to the Fund. The Fund does not accept initial orders unaccompanied by payment. The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption order by the Fund’s transfer agent (Saturna Capital), authorized sub transfer agent or retirement plan administrator, or selling broker-dealer. There are no sales charges or loads. The Fund may reject purchases for any reason, such as excessive trading or anti-money laundering regulations which limit acceptance of third-party checks and money orders.

Shareowners may purchase additional shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With your authorization, purchase orders can be entered on-line at www.saturna.com.

Shareowners may authorize the use of electronic funds transfer (via the Automated Clearing House system [“ACH”]) to purchase or redeem shares by completing the appropriate section of the application. To use ACH to purchase or redeem shares, simply call Saturna Capital. Investors also may wire money to purchase shares, though the wiring bank typically charges a fee for this service. Be sure Saturna Capital is notified when wiring money.

Each time shares are purchased or redeemed, a confirmation is mailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places. At the end of each calendar year, you receive a complete annual statement, which you should retain for tax purposes, and a complete historical record of all transactions.

Optional plans offered by the Fund include: (1) an automatic investment plan, (2) a systematic withdrawal plan to provide regular payments to you, and (3) the right to exchange your shares without charge for any other no-load mutual fund for which Saturna Capital is the investment adviser. Materials describing these plans and services may be obtained from Saturna Capital.

Shares may also be purchased and sold through broker-dealers having agreements with the Fund. These intermediaries may charge investors, and/or require the adviser/distributor to the Fund to share revenues for their services.

How to Redeem Shares

Shareowners may redeem all or part of their investment on any business day of the Fund. The Fund pays redemptions in US dollars, and the amount per share received is the price next determined after receipt of a redemption request. The amount paid depends on the value of the investments of the Fund at that day and may be more or less than the cost of the shares being redeemed.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of their shares. Rapid trading may lead to higher portfolio turnover which can increase costs to shareowners and negatively impact performance. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption penalty (payable to the Fund).

The Fund normally pays for shares redeemed within three days after a proper instruction is received. To allow time for clearing, payment for redemption of investments made by check or ACH may be restricted for up to 14 calendar days.

There are several methods you may choose to redeem shares.

Written request

Write:

Idaho Tax-Exempt Fund
Box N
Bellingham WA 98227-0596

Or Fax: 360 / 734-0755

You may redeem shares by a written request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  Redemption check (no minimum) sent as directed if the signature(s) are guaranteed. If proceeds are to be sent to other than the registered owner(s) at the last address, the signatures on the request may need to be guaranteed by a national bank or trust company or by a member of a national securities exchange.
March 29, 2006	Idaho Tax-Exempt Fund Prospectus	5

  Federal funds wire. The proceeds ($5000 minimum) may be wired to any bank designated in the request if the signature(s) are guaranteed as explained above.

Telephone request

Call:

800 / 728-8762 or
360 / 734-9900

Unless you notify us to the contrary in advance, you may redeem shares by a telephone request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  ACH transfer ($100 minimum) with proceeds transferred to your bank account as designated by the ACH authorization on your application. The transfer agent must receive the ACH authorization at least two weeks before ACH transfer can be used.
  Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital is adviser. If the exchange is your initial investment into this Fund, the new account will automatically have the same registration as your original account.
  Federal funds wire. Proceeds ($5000 minimum) may be wired only to the bank previously designated, or as directed in a prior written instruction with signatures guaranteed, as explained above.

For telephone requests, the Fund will endeavor to confirm that instructions are genuine and may be liable for losses if they do not. The caller must provide the name of the person making the request,
  the name and address of the registered owner(s),
  the account number,
  the amount to be withdrawn, and
  the method for payment of the proceeds.

Generally, signature guarantees are not required. However, the transfer agent reserves the right to ask for additional documentation relating to the identity or authority of the party making a request, such as a signature guarantee or similar information, before completing a transaction. Neither the transfer agent nor the Fund will not be responsible for the results of transactions they reasonably believe genuine.

Check Writing
Shareowners may also redeem by writing checks for amounts of $500 or more. Upon request, the Fund provides a small book of blank checks for a $10 fee, which may then be used to write checks to any payee. Checks are redeemed at the price next determined after receipt by the transfer agent. To use this feature, request the Check Writing Privilege on the Application.

Dividends

The Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. The Fund accounts for its distributions as either taxable capital gains (originating from net realized gains on portfolio transactions), or taxable income (originating from dividends, taxable interest and certain other types of gains) or tax-exempt income (originating from interest on municipal bonds). Income dividends are paid daily and reinvested or distributed monthly. Distributions from capital gains are paid at the end of November.

Both dividends and capital gains distributions are automatically reinvested in additional full and fractional shares of the Fund owned. At your option, you may receive dividends or capital gain distributions in cash. You are notified of each dividend and capital gains distribution when paid.

Tax & Investment Information

Any redemption, including exchanges and checks written by shareowners, constitutes a sale for federal income tax purposes, and investors may realize a capital gain or loss on the redemption.

Each January, the transfer agent reports to each shareowner (consolidated by taxpayer ID) and to the IRS the amount of each redemption transaction and the amount of taxable income dividends and capital gains distributions. Dividend amounts represent the proportionate share the shareowner is to report on a tax return for the year. Capital gains may be taxed at different rates, depending on the length of time the Fund held its investments. The Fund expects that its distribu-

6	Idaho Tax-Exempt Fund Prospectus	March 29, 2006

tions will consist primarily of tax-exempt income dividends, but it may invest a portion of its assets in securities that generate income dividends that are not exempt from federal or Idaho income tax. Income dividends exempt from federal tax maybe subject to state and local income. Any capital gains distributed by the Fund may be taxable. Fund distributions, whether paid in cash or invested in additional shares of the Fund, may be subject to income taxes.

Shareowners receive financial reports showing investment returns, the portfolio, income and expenses every six months. Investors may obtain daily share prices by calling 888/732-6262, on electronic quotation systems (symbol: NITEX), or by accessing the Internet at www.saturna.com. This prospectus, financial reports, performance information, and month-end portfolio holdings are also available at www.saturna.com.

Financial Highlights

This table is to help you understand the Fund’s financial performance. The top section reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions and without regard to income taxes. Tait Weller & Baker LLP, independent egristered public accounting firm for the Fund, audited this information. Their report and the Fund’s financial statements are in the Fund’s annual report (available free upon request from Saturna Capital).

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$5.39	$5.46	$5.37	$5.28	$5.13
Income from investment operations
Net investment income	0.19	0.19	0.21	0.22	0.22
Net gains (losses) on securities, both realized and unrealized	(0.10)	(0.07)	0.09	0.09	0.15
Total from investment operations	0.09	0.12	0.30	0.31	0.37
Less distributions
Dividends (from net investment income)	(0.19)	(0.19)	(0.21)	(0.22)	(0.22)
Distributions (from capital gains)	(0.02)	-	-	-	-
Total distributions	(0.21)	(0.19)	(0.21)	(0.22)	(0.22)
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$5.27	$5.39	$5.46	$5.37	$5.28
Total return	1.66%	2.29%	5.40%	5.98%	7.40%

Ratios/supplemental data
Net assets ($000), end of year	$8,531	$8,472	$7,692	$6,943	$6,650
Raio of expenses to average net assets
Before fee waivers	0.91%	0.95%	0.88%	0.88%	0.90%
After fee waivers	0.88%	0.93%	0.85%	0.80%	0.79%
Ratio of net investment income after waiver to average net assets	3.58%	3.56%	3.78%	4.14%	4.21%
Portfolio turnover rate	21%	15%	6%	11%	13%
	*Amount is less than $0.01

March 29, 2006	Idaho Tax-Exempt Fund Prospectus	7

Saturna Capital (grpahic omitted)	Mail application and check to: IDAHO TAX-EXEMPT FUND Box N, Bellingham, WA 98227-0596	For assistance, call: 800/SATURNA or 360/734-9900 FAX 360/734-0755

Account Name & Type (select one):
__ Individual	_______________________	_________	_______________________
	First Name	Middle Initial	Last Name
Social Security Number:	__ __ __ - __ __ - __ __ __ __	Date of birth:
__ Joint With	_______________________	__________	_______________________
	First Name	Middle Initial	Last Name
Social Security Number:	__ __ __ - __ __ - __ __ __ __	Date of birth:
__ Gift To Minor		as Custodian for
	Name of Custodian		Name of Minor
under the	________________________	_____________________
	State	Minor's Social Security & Birthdate
__ Other	_____________________________________________________________________
	Indicate name of corporation, other organization or fiduciart capacity. If a trust, include name(s) of trustees and date of trust instruments.	Tax Identification Number	Name(s) of persons authorized to transact business for the above entity.

Contact Information:
Mailing Address:	_________________________________________________________________________
	Street		Apt., Suite, Etc.

	City	State	Zip
Telephone:	Daytime(___) __________ Home(___) __________ Other(___)__________
Citizenship:	__U.S. Citizen __Resident Alien __Non-resident Alien

Initial Investment: $______________________ Make check payable to the Fund being purchased (minimum $1,000).
Internet Services: Personal email address: __________________________________________________________________
Transaction confirmations and shareowner reports may be sent to my e-mail address: __ Instead of paper mailings (save paper & postage) __ In addition to paper mailings Please call to establish PIN for internet access to my account.
ACH Telephone Transfer Priviledge: __To transfer funds by ACH at no charge to or from my (our) bank account, I (we) authorize electronic fund transfers through the Automated Clearing House (ACH) for my (our) bank account designated. Please attach a voided check.
Automatic Investment Plan: __ Invest $ _______ into this Fund on the _____ day of each month (the 15th unless another date is chosen) by ACH transfer from my (our) bank account. This plan may be cancelled at any time. Please attach a voided check.
Check Writing Priviledge: ($500 per check minimum) ($10 checkbook charge)
__ I (We) hereby request the Custodian to honor checks drawn by me (us) on my (our) account subject to acceptance by the Funds, with payment to be made by redeeming sufficient shares in my (our) account. None of the custodian bank, Saturna Capital Corporation, nor any Sextant Mutual Fund shall incur any liability to me (us) for honoring such checks, for redeeming shares to pay such checks, or for returning checks which are not accepted.
__ Single Signature Authority - Joint Accounts only: (Checks for joint accounts require both signatures unless this box is marked to authorize checks with a single signature). By our signatures below, we agree to permit check redemptions upon the single signature of a joint owner. We hereby agree with each other, with the Funds and with Saturna Capital Corporation that all moneys now or hereafter invested in our account are and shall be owned as Joint Tenants with Right of Survivorship, and not as Tenants in Common.

(graphic omitted) Identification: You must establish identity by attaching a photocopy of a driver’s license, passport or other government-issued document.

The undersigned warrants(s) that I (we) have full authority to make this Application, am (are) of legal age, and have received and read a current Prospectus and agree to be bound by its terms. Unless this sentence is struck, I (we) certify, under penalties of perjury, that I (we) am not subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. This application is not effective until it is received and accepted.

Signature of Individual (or Custodian) __________________________________________ Date ___________________________

Signature of Joint Registrant (if any) ____________________________________________ Date ___________________________

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual shareowner reports. The Funds’ annual report includes a discussion of the market conditions and in-vestment strategies that significantly affected each Fund’s performance during its last fiscal year. A Statement of Additional Information contains more details, and is incorporated in this Prospectus by reference. These documents and other in	formation are available free, upon request, and shareowners may make inquiries, from:
Saturna Capital Corporation
1300 N. State St., Bellingham, WA 98225
http://www.saturna.com/
E-mail: idaho@saturna.com
800-SATURNA [800-728-8762]
Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington DC

(call 202-942-8090 for information). Reports and other information about the Funds are also available on the SEC’s EDGAR database (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-0102 or sending e-mail to publicinfo@sec.gov.

Saturna Investment Trust’s Investment Company Act file number is 811-05071.

8	Idaho Tax-Exempt Fund Prospectus	March 29, 2006

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PART B

STATEMENT OF ADDITIONL INFORMATION

SATURNA INVESTMENT TRUST

IDAHO TAX-EXEMPT FUND

1300 N. State Street
Bellingham, Washington 98225

360 / 734-9900
800 / SATURNA

STATEMENT OF ADDITIONAL INFORMATION

March 29, 2006

This Statement of Additional Information is not a Prospectus. It merely furnishes additional information concerning the Idaho Tax-Exempt Fund that is not included in the Prospectus. It should be read in conjunction with the Prospectus. You may obtain a Prospectus dated March 29, 2006 and shareowner Annual and Semi-Annual reports without charge by writing to the address shown above, calling toll-free to 888/732-6262, and on the Internet at http://www.saturna.com/.

History of the Funds
Fund Descriptions, Investments and Risks
Management of the Funds
Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Funds
Calculation of Performance Data
Financial Statements

Page 3 3 7 8 9 10 10 10 11 11 12

2	Statement of Additional Information

History of the Fund

Saturna Investment Trust (the “Trust”) is a business trust formed pursuant to RCW 23.90 of the laws of the State of Washington to operate as an open-end management company. When formed on February 20, 1987, the name was Northwest Investors Tax-Exempt Business Trust. The Trust’s name was changed to Northwest Investors Trust on October 12, 1990. Most recently, in connection with the formation of the Sextant Funds, the Trust’s name was changed to Saturna Investment Trust on September 28, 1995.

The Trust has five separate Funds, one of which is offered through this Prospectus and Statement of Additional Information: Idaho Tax-Exempt Fund (commenced operation September 4, 1987). The other four Sextant Funds are offered through a separate Prospectus and Statement of Additional Information.

Fund Descriptions, Investments and Risks

Classification

Saturna Investors Trust is a “series trust” that presently offers the Idaho Tax-Exempt Fund, an “open-end non-diversified management investment company” to investors.

Investment Strategies and Risks

The Prospectus describes the principal investment strategies and risks of those strategies.

The Fund invests primarily in Idaho municipal bonds. The Fund is “non-diversified.” This means that with respect to at least 75% of total assets, greater than 5% may be invested in the securities of any one issuer. The balance of the Fund may be invested in other securities if not more than 25% of total assets are invested in the securities of any one issuer, or two or more issuers engaged in the same or similar trade or business.

The Adviser may direct investments in other tax-exempt investment companies which do not concentrate their investments in Idaho Bonds, but nevertheless yield income which is exempt from both Federal income and alternative minimum taxation. Such income may be taxable at the state level. It is the policy of the Fund not to devote more than 5% of its total assets to any one investment company, nor to devote greater than 10% of its total assets to investments in investment companies generally. It is anticipated that shares of such investment companies may be obtained by an affiliated broker/dealer, Saturna Brokerage Services (the “Distributor”), which has agreed to act as agent for the Fund and not charge a commission or receive any compensation on purchases of securities made on behalf of the Fund. The purchase of securities of other investment companies may result in the Fund’s shareowners paying investment advisory fees twice on the same assets.

Non-Rated Bonds. Adviser believes that many of the debt securities issued by the State of Idaho or the political subdivisions, agencies or instrumentalities thereunder are small issues in total dollars, and are typically issued by smaller communities or instrumentalities to obtain capital. Because of the small size of such issues, the expense of obtaining a rating for the issued obligation (the “Bond”) is typically not undertaken. Without a rating, investors must rely solely on their own analysis and investigation to determine investment risk and worth of such Bonds. Since the cost of such analysis and investigation is typically not considered warranted due to the size of such issues, despite a higher return typically available from such non-rated Bonds, issues of non-rated Bonds generally do not have a trading market consisting of as many dealers as comparable rated issuers. Occasionally, the financial institution lending the funds to a municipality receives the Bond and holds it until maturity. As a result, although trading markets exist for non-rated Bonds, generally the number of dealers participating in the market are fewer than that which exists for rated Bonds. Although all rated and non-rated Bonds are traded on the basis of dealers’ perception of credit-worthiness, a non-rated Bond having greater recognition among dealers will have a market consisting of a greater number of dealers than will the market for a Bond not having as great a recognition. The Adviser anticipates that investment in non-rated Bonds will occur only when the Adviser believes the credit of the issuer of such non-rated Bonds is such so as to warrant an investment without unreasonable risk to the preservation of capital and which is sufficiently recognized among the market dealers so as to provide ready marketability of the investment. In the opinion of the Adviser, such non-rated Bonds will be comparable to rated Bonds having an “A” rating. Experience of the Adviser indicates that investments in certain good quality non-rated Bonds are liquid and can be sold within a day at or near the value given for computing net asset value.

The Adviser believes that there exist both rated and non-rated Bonds that constitute good investments that will promote the investment objectives of the Fund. Purchases of Bonds on behalf of the Fund may be made directly from the issuer. Some purchases are by sealed bid, with the entire issue being awarded to the lowest interest rate that is bid. Most issuers are willing to negotiate a rate directly with the managing underwriter and/or purchaser. In this instance, the Adviser will deal in good faith to arrive at a competitive rate.

In contemplating the rate at which to bid a Bond, the Adviser may consider the opinions and evaluations of independent broker/dealers specializing in Idaho municipal bonds. Such brokers may also be requested to render their opinions as to the value of the Fund’s investment securities portfolio, including rated and non-rated Bonds. The Adviser may consider such evaluations and valuation services provided by such independent brokers in determining where it effects transactions in investment securities.

Statement of Additional Information	3

Investments. The Fund invests at least 40% of total assets in municipal securities rated “A” or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard and Poor’s (“S&P”). The Fund invests more heavily in rated Bonds for various purposes, including (a) diversification or greater liquidity, (b) when the difference in returns between rated and non-rated Bonds is not material, or (c) when interest rates are expected to increase.

Under normal circumstances the Fund may invest up to 60% of total assets in non-rated Bonds only when the Adviser believes the credit of the issuer warrants an investment without unreasonable risk to the preservation of capital and the Bonds are sufficiently recognized among the market dealers so as to provide the ready marketability of the investment. The Fund employs the services of independent broker/dealers specializing in municipal bonds to assist the Adviser in both (1) determining the purchase price of rated and non-rated Bonds and (2) valuing the rated and non-rated Bonds for net asset value computation purposes.

In evaluating Bonds, the Adviser analyzes the extent of investment risk by policies that include:

    The extent of unemployment within the assessment district for the issuer of a Bond and the extent to which this may affect repayment of the Bond at maturity;
    The extent to which the real property within the assessment district is owned by a small number of persons or entities and the relative economic strength of such persons or entities which may affect repayment of the Bond at maturity;
    The financial position of the political subdivision, including, but not limited to, the extent of its existing indebtedness.

These limitations and policies are considered primarily at the time of purchase. The sale of a Bond is not mandated in the event of a subsequent change in circumstances. Indeed, Bonds are commonly held until maturity, when the Bond will be redeemed for its full face value, assuming no defaults. Nonetheless, both rated and non-rated Bonds may be sold prior to maturity for various purposes, such as a desire for greater liquidity or to preserve capital.

The Fund invests predominantly in municipal obligations issued by the State of Idaho or any political subdivision, agency or instrumentality thereof (“Municipality”). These municipal obligations generally include Municipal bonds, Municipal notes, Municipal commercial paper, and any other obligation from which the payment of interest, in the opinion of the bond issuer’s counsel, is exempt from Federal and Idaho State income tax. A general description of these investments is:

Municipal bonds are debt obligations issued to obtain funds for various public purposes such as construction of public facilities (e.g., airports, highways, bridges, and schools). Maturities of municipal bonds at the time of issuance may range from one year to 30 years or more.

Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of notes include tax, bond, and revenue anticipation notes and project notes.

Municipal commercial paper refers to short-term obligations of municipalities, which may be issued at a discount. Such paper is likely to be issued to meet seasonal working capital needs of the Municipality or interim construction financing. Municipal commercial paper is, in most cases, backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks and other institutions.

Municipal notes and commercial paper obligations are usually issued in the following circumstances: (a) When borrowing is in anticipation of long-term financing, the paper is generally referred to as bond anticipation notes (“BAN”). Cities are authorized to issue revenue bond anticipation notes. The maturity date cannot exceed five years from the date of issue. Payment can be extended for not more than three years from their maturity date. BANs are secured by income and revenues derived by the city from the project and from the sale of the revenue bonds in anticipation of which the notes are issued. (b) Borrowings to level temporary shortfalls in revenue occasioned by irregular receipts of taxes are generally referred to as tax anticipation notes (“TAN”). Taxing districts, including counties, any political subdivision of the state, any municipal corporation, school districts, any quasi-municipal corporation or any other public corporation authorized to levy taxes, are authorized to borrow money and issue a TAN. The TANs must mature no longer than one year from the date of issue and are issued in anticipation of collection of taxes in the current fiscal year. The taxing district is limited to an amount equal to 75% of the taxes levied in the current fiscal year and not yet collected. The full faith and credit of the taxing districts back TANs. The State of Idaho is also authorized to issue a TAN in anticipation of income or revenue from taxes, but is forbidden by its constitution to engage in deficit spending or long-term borrowing. The term of the obligation is the shorter of 12 months or to the end of the fiscal year. Likewise, the borrowed amount cannot exceed 75% of the income or revenue from taxes which the State tax commission or other tax collection agency certifies is reasonably anticipated to be collected during the current fiscal year.

Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of public facilities. Municipal bonds may be used to refund outstanding obligations, to obtain funds for general operating expenses, or for lending public or private institutions funds for the construction of educational facilities, hospitals, or housing, or for other public purposes. The two principal classifications of municipal bonds are general obligation and limited obligation (or revenue) bonds. Limited project bonds are known as local improvement district (“LID”) bonds.

General obligation bonds (“GO Bonds”) are those obligations of an issuer to which the full faith and credit of the municipality is pledged. The proceeds from GO Bonds are used for a wide variety of public uses, including, but not limited to, public facilities such as the structure or improvement of schools, highways, and roads, water and sewer systems, and facilities for a variety of public pur-

4	Statement of Additional Information

poses. A GO Bond is paid from ad valorem property taxes or from other tax sources. Many types of obligations may be general obligations of a municipality whether or not they are incurred through the issuance of bonds. GO Bonds may be incurred in the form of a registered warrant, conditional sales contract, or other instrument in which an unconditional and unlimited promise to pay from ad valorem taxes is made.

Revenue bonds may be issued to fund a wide variety of revenue-producing capital projects including, but not limited to, electric, gas, water and sewer systems, highways, bridges, and tunnels, airport facilities, colleges and universities, hospitals, and health, convention, recreational, and housing facilities. Although the principal security of these bonds varies, generally, revenue bonds are payable from a debt service reserve fund, the cash for which is derived from the operation of the particular utility or enterprise. Revenue bonds are not general obligations. The revenues of the particular utility or system secure them. They can be issued by agencies of a state and can also be issued by political subdivisions including counties, cities, towns, water districts, sewer districts, irrigation districts, port districts, and housing authorities.

The Fund will invest in revenue bonds with a coverage factor between net revenue to the annual debt service of a minimum of 1 to 1.25. Only issues that have a debt service reserve fund balance equal to the average annual debt service will be purchased.

Local Improvement District (“LID”) bonds are secured by assessments levied against the properties benefited by the improvements constructed with the proceeds of the bonds. This type of financing is available to counties, water and/or sewer districts, highway districts, irrigation districts and cities. The property must be specially benefited by the improvements constructed out of the proceeds of the bonds, generally within a local improvement district.

Private Activity Bonds, including Industrial Development Bonds (“IDB”), are commonly issued by public authorities but generally are not secured by any taxing power. Rather, they are secured by the revenues derived from the lease or rental payments received from the industrial user, and the credit quality of such Municipal Bonds is usually directly related to the credit standing of the user of the facilities. Since 1986 there have been substantial limitations on new issues of municipal bonds to finance privately operated facilities. To the extent such municipal bonds would generate income that might be taxed under federal alternative minimum tax provisions, the Fund does not invest in Private Activity bonds. The Fund does not anticipate that greater than 5% of the Fund’s total assets will be invested in Private Activity Bonds.

The Fund may purchase certain variable or floating rate obligations in which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature that entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity.

Many factors may cause the value of a shareholder’s investment in the Fund to fluctuate in value. The value of the Fund’s portfolio will normally fluctuate inversely with changes in market interest rates. Generally, when market interest rates rise, the price of municipal bonds held in the Fund will fall; when rates fall, the price of such bonds will generally rise. In addition, there is a risk that the issuer of a municipal bond or other security will fail to make timely payments of principal and interest. Interest rate fluctuations will affect the Fund’s net asset value, but not the income received by the Fund from its portfolio securities. However, because yields on debt securities available for purchase by the Fund vary over time, no specific yield on shares of the Fund can be assured.

Because the Fund concentrates its investments in a single state, there is a greater risk of fluctuation in the values of its portfolio securities than with mutual funds, the investments of which are more geographically diverse. Investors should carefully consider the investment risks of such concentration. The Fund’s share prices can be affected by political and economic developments within and by the financial condition of the State of Idaho, its public authorities and political subdivisions.

Fund Policies

Investment objectives and certain policies of the Fund may not be changed without the prior approval of the holders of the majority of the outstanding shares of the Fund. Objectives and policies which are considered fundamental and subject to change only by prior approval of the shareowners include: (1) the primary and secondary investment objectives; (2) the 80% of assets minimum investment in Idaho tax-exempt income securities; (3) the classification of the Fund as an open-end management company and the sub-classification of the Fund as a non-diversified company; and (4) the policies listed under “Investment Restrictions.”

Investment Restrictions

The Fund shall not purchase securities on margin or sell securities short or purchase or write put or call options; purchase “restricted securities” (those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable); nor invest in oil, gas or other mineral exploration leases and programs. The Fund shall not make loans to others, except for the purchase of debt securities, or enter into repurchase agreements. The Fund shall not invest in securities so as to not comply with Subchapter M of the Internal Revenue Code, in that generally at the close of each quarter of the tax year, at least 50% of the value of each Fund’s total assets is represented by (i) cash and cash items, government securities, and securities of other regulated invest-ment companies, and (ii) other securities, except that with respect to any one issuer in an amount more than 5% of ei-ther Fund’s total assets, and no more than 10% of the Fund’s voting securities of any one issuer. In addition, the Fund shall not purchase real estate; real estate limited partnerships; commodities or commodity contracts; issue senior securities; provided, however, that a fund may borrow money

Statement of Additional Information	5

for extraordinary or emergency purposes and then only if after such borrowing there is asset coverage of at least 300% for all such borrowings; nor act as a securities underwriter except that they may purchase securities directly from the issuer for investment purposes. Also, the Fund shall not purchase or retain securities of any issuer if the officers or trustees of the Fund or its Adviser own more than one-half of one percent of the securities of such issuer; invest in any company for the purpose of management or exercising control. The Fund shall not purchase securities of any issuer in excess of 5% of the Fund’s total assets or purchase more than 10% of the outstanding voting securities of any issuer; or concentrate its investments in a single industry beyond 25% of the total value of the Fund; or invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation.

Temporary Defensive Position

During uncertain market or economic conditions, the Idaho Tax-Exempt Fund may adopt a temporary defensive position and invest more than 20% of assets in cash or equivalents, government securities, unaffiliated money-market mutual funds, and other debt securities having an “A” rating or better. While such defensive investments may not contribute to the primary objective of tax-free income, they do assist the secondary objective of capital preservation.

Portfolio Turnover

The Fund places no restrictions on portfolio turnover and the Fund will buy or sell investments according to the Adviser’s appraisal of the factors affecting the market and the economy. The Adviser does not anticipate significant variation from the relatively low portfolio turnover rates experienced in the past.

Portfolio Information

The Fund publishes its complete portfolio holdings on the Internet after each month-end (http://www.saturna.com). It publishes annual and semi-annual reports containing portfolio holdings. It files periodic reports with the SEC containing portfolio holdings, which may be published on the Internet. The Fund may provide dealers, financial services and reporters with month-end portfolio holdings. The Fund does not disclose mid-month portfolio holdings. Information about open trades, strategies, and investment programs is proprietary information of the Adviser and kept confidential.

6	Statement of Additional Information

Management of the Fund

Board of Trustees

A Board of five Trustees manages the Fund: Nicholas Kaiser, John E. Love, John S. Moore, Gary A. Goldfogel, and Herbert G. Grubel. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers, determine the amount of any dividend or capital gain distribution and serve on any committees of the Trust. The majority of Trustees are Independent, having no relationship with the Adviser or its affiliates, and solely consider the interests of shareowners.

Management Information

Starting with the Independent Trustees, the Trustees and officers are:

(1) Name, Address and Age	(2) Position(s) Held with Trust	(3) Principal Occupation(s) during past 5 years	(4) Dollar Range of Securities in the Fund	Number of Portfolios in Saturna fund complex overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
John E. Love 1002 Spokane Street Garfield WA 99130 Age: 73	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	None	Five	None
John S. Moore, Ph.D. 346 Bayside Road Bellingham WA 98225 Age: 74	Independent Trustee since 1993; Audit Committee Chair	Professor (retired), College of Business and Economics, Western Washington University	None	Five	None
Gary A. Goldfogel, M.D. 1500 N. State Street Bellingham WA 98226 Age: 47	Independent Trustee since 1995	Medical Examiner (pathologist). Owner, Avocet Environmental Testing (laboratory)	None	Five	None
Herbert G. Grubel Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5 Age: 71	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	None	Five	None
INTERESTED TRUSTEE
Nicholas F. Kaiser, MBA* 1300 N. State Street Bellingham WA 98225 Age: 59	President and Trustee since 1990	President, Saturna Capital Corporation (the Trust’s investment adviser) President, Saturna Brokerage Services (the Trust’s distributor)	$1-$10,000	Seven	Amana Mutual Funds Trust
OFFICERS WHO ARE NOT TRUSTEES
Phelps S. McIlvaine* 1300 N. State Street Bellingham WA 98225 Age: 52	Vice President since 1994	Vice President, Saturna Capital Corporation (the Trust’s investment adviser) Treasurer, Saturna Brokerage Services (the Trust’s distributor)	None	N/A	N/A
Ethel B. Bartolome* 1300 N. State Street Bellingham WA 98225 Age: 33	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation (the Trust’s investment adviser)	None	N/A	N/A
Christopher R. Fankhauser* 1300 N. State Street Bellingham WA 98225 Age: 33	Treasurer since 2002	Chief Operating Officer, Saturna Capital Corporation (the Trust’s investment adviser)	None	N/A	N/A
James D. Winship, Esq.* 5406 Diamond Place NE Bainbridge Island, WA 98110 Age: 57	Chief Compliance Officer since 2004	Attorney Adjunct of Professor, University of Washington and Seattle Pacific University	None	N/A	N/A

*Messrs. Kaiser, McIlvaine, Fankhauser and Winship, and Mrs. Bartolome are “interested persons” of the Trust as employees of the Adviser, Saturna Capital Corporation. Messrs. Kaiser, Fankhauser and Winship, and Mrs. Bartolome hold the same positions with Amana Mutual Funds Trust, which has two Fund portfolios, and is also managed by Saturna Capital Corporation.

Mr. Kaiser is the only trustee with holdings in other Registered Investment Companies in the Saturna family, and their aggregate value exceeds $100,000.

The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time. An Audit

Statement of Additional Information	7

Committee operating under a specific charter and consisting of the disinterested directors meets to select the independent registered public accounting firm and review all audit reports. The audit committee held one meeting during the fiscal year. A separate nominating committee, consisting of the disinterested directors, met once during the fiscal year. The nominating committee will consider shareowners for nomination who submit their written qualifications to the Secretary.

Compensation

Effective December 2005, the Trust pays disinterested trustees $300 per meeting attended, plus reimbursement of travel ex-penses (pro-rata to each Fund of the Trust). Mr. Kaiser receives no compensation from the Trust, nor are the other officers of the Trust paid for their duties with the Trust; except that Mr. Winship has been retained by the Trust as Chief Compliance Officer, for which he is compensated. The following table provides the total compensation paid trustees for the fiscal year ended November 30, 2005.

Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
John E. Love Trustee, Chairman	$1000	$0	$0	$1000
John S. Moore Trustee	$1000	$0	$0	$1000
Gary A. Goldfogel Trustee	$1000	$0	$0	$1000
Herbert A. Ershig Trustee (retired Sept. 2005)	$600	$0	$0	$600
Herbert G. Grubel Trustee (new Dec. 2005)	$0	$0	$0	$0
Nicholas F. Kaiser Trustee	$0	$0	$0	$0

Code of Ethics

The Trust, its investment advisor Saturna Capital Corporation, and its principal underwriter Saturna Brokerage Services, have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204a-1 of the Investment Advisers Act. The Code permits personnel subject to the Code (as defined in the Code) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code includes restrictions on the investing in common stocks that may be purchased by the Funds. A copy of the Code is available without charge by contacting the Trust or Saturna Capital Corporation.

Principal Holders of Securities

As of March 1, 2006, the principal holder of record (those with more than 5% of the outstanding shares) was:

	Name and Address	Shares	Percentage
Idaho Tax-Exempt Fund	National Investor Service Corp. Omnibus Account 55 Water Street New York, NY 10041-3299	238,286	14.68%
	Robert Kitzinger 690 E. Kingsford Drive Meridian, ID 83642	87,730	5.40%
	O. Richard Barker Orma H. Barker JT WROS 177 E. Fir Street Shelley, ID 83274	85,944	5.29%

The officers and Trustees (plus affiliated family members and entities), as a group, owned 808 shares of Idaho Tax-Exempt Fund (0.05%).

8	Statement of Additional Information

Investment Advisory and Other Services

Investment Adviser and Administrator

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Investment Adviser and Administrator (the “Adviser”) for the Fund. Saturna Capital is also the Fund’s shareowner servicing agent. Mr. Nicholas Kaiser, by his ownership of the majority of its voting stock, is the controlling person of the Adviser. Mr. Phelps McIlvaine is the principal portfolio manager of the Idaho Tax-Exempt Fund, and a shareowner and member of the board of the Adviser.

A discussion of the trustees’ approval of the continuance of the investment advisory and administration agreements is available in the Trust’s November 30, 2005 annual report.

Advisory Fee

The Fund is obligated to pay Saturna Capital monthly an advisory fee at the annual rate of 0.50% of the average daily net assets up to $250 million, 0.40% of assets between $250 million and $1 billion, and .30% of assets in excess of $1 billion.
For each of the fiscal years ended November 30, 2003, 2004 and 2005, respectively, the advisory fees (after expense limitations) the Fund paid Saturna Capital were $36,578, $39,632 and $42,315, respectively. A discussion regarding the basis for the board of directors approving the investment advisory contract of the Fund is available in the Fund’s annual or semi-annual report to shareholders, as applicable, and providing the period covered by the relevant annual or semi-annual report.

Portfolio Managers

Portfolio Manager:	Nicholas Kaiser	Phelps McIlVaine
Trust portfolios served as primary manager and manager's ownership (range)	Sextant Growth Fund Sextant International Fund (11/30/2005 assets of $100,000-500,000, each Fund)	Sextant Bond Income Fund Sextant Short-Term Bond Fund Idaho Tax-Exempt Fund (none, all Funds)
Other investment company portfolios served as primary manager:	Amana Growth Fund Amana Income Fund (11/30/2005 assets of $169 million)	None
Other pooled investment vehicles served as primary manager:	Two (12/31/2005 assets of $13 million, which are all managed with a performance fee)	None
Other accounts:	Twenty-eight (12/31/2005 assets of $17 million)	One (12/31/2005 assets of $3 million)

All Saturna Capital employees, including Nicholas Kaiser, Phelps McIlvaine and other portfolio managers, are paid an annual salary, as set by the board of Saturna Capital. The board also pays bonuses, that are partly dependent on the profits of Saturna Capital and may also reflect the results of specific managed accounts or specific businesses of Saturna Capital. As shareowners of Saturna Capital Corporation, Messrs. Kaiser and McIlvaine may benefit from any increase in its value per share that might result from its operations or profits. All Saturna Capital employees are eligible for a retirement plan, health and other benefits, and a stock option plan. Stock options are annually awarded on the basis of years of service, and not individual performance. Mutual fund portfolio managers are paid a monthly bonus (which may be shared with other employees) when a fund achieves an overall rating of 4 or 5 stars from Morningstar. The bonus is 1% of the adviser’s net monthly fee (which is based on both assets and performance) for a 4-star rating, and 2% of the monthly fee for a 5-star rating. Mr. Nicholas Kaiser was paid a total of $81,360 in compensation by Saturna Capital in calendar 2005. Mr. Phelps McIlvaine was paid a total of $63,978 in calendar 2005.

The Adviser has adopted a Code of Ethics which governs trading by portfolio managers to avoid conflicts of interest. To avoid any single managed account of the Adviser getting a trading advantage, portfolio transactions are done as a “bunched” order then allocated pro-rata to individual accounts.

Shareowner Services

Saturna Capital also provides services as the transfer agent and dividend-paying agent for the Fund. As transfer agent, Saturna furnishes to each shareowner a statement after each transaction, an historical statement at the end of each year showing all transactions during the year, and any Form 1099 tax forms. Saturna also, on behalf of the Fund, responds to shareowners’ questions or correspondence. Further, the transfer agent regularly furnishes the Fund with current shareowner lists and information necessary to keep the shares in balance with the Fund’s records. The transfer agent performs the mailing of financial statements, notices and prospectuses to shareowners.

For each of the fiscal years ended November 30, 2003, 2004 and 2005, respectively, the shareowner servicing fees (after expense limitations) the Fund paid Saturna Capital were $4,250, $4,141 and $4,150, respectively.

Statement of Additional Information	9

Custodian

National City Bank, Indiana, of Indianapolis, National City Center, Indianapolis, Indiana 46255 is the custodian of the Funds. As custodian for the Fund, the bank holds in custody all securities and cash, settles for all securities transactions, receives money from sale of shares and on order of the Fund pays the authorized expenses of the Fund. When investors redeem Fund shares, the proceeds are paid to the shareowner from an account at the custodian bank.

Independent Registered Public Accounting Firm

Tait, Weller and Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 are the independent registered public accounting firm for the Fund. The accountants conduct an annual audit of the Fund as of November 30 each year, prepare the tax returns of the Fund and assist the Adviser in any accounting matters throughout the year.

Principal Underwriter

The Adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham WA 98225 is a discount brokerage firm and acts as distributor for the Fund without compensation. Mr. Nicholas Kaiser, an affiliated person of the Fund, is President of Saturna Brokerage Services, Inc.

Brokerage Allocation

For fiscal years 2003, 2004, and 2005, Idaho Tax-Exempt Fund paid no brokerage commissions.

The placing of purchase and sale orders as well as the negotiation of commissions, if any, is performed by the Adviser and is reviewed by the Board of Trustees. The Adviser may make allocation of brokerage to any broker in return for research or services and for selling shares of the Fund. Brokers may provide research or statistical material to the Adviser, but this information is only supplemental to the research and other statistics and material accumulated and maintained through the Adviser’s own efforts. Any such supplemental information may or may not be of value or used in making investment decisions for the Fund or any other account serviced by the Adviser. Research services provided by brokers through whom the Fund effects securities transactions may be used by the Fund’s investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund.

The primary consideration in effecting securities transactions for the Fund is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to the Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund, and is not required to execute trades in “over-the-counter” securities with primary market-makers if similar terms are available elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

Capital Stock

Each Fund of Saturna Investment Trust is divided into shares of beneficial interest. The shares of each separate Fund of the Trust have equal voting rights. All shares are fully paid, non-assessable, transferable and with rights of redemption, and are not subject to preemptive rights. The Trust is not required to hold annual shareowner meetings. However, special meetings may be called for such purposes as electing or removing Trustees, changing fundamental policies, or voting on approval of an advisory contract. On issues relating solely to Idaho Tax-Exempt Fund, only the shareowners of Idaho Tax-Exempt Fund are entitled to vote. All dividends and distributions for the Fund shall be distributed to shareowners in proportion to the number of shares owned.

Purchase, Redemption and Pricing of Shares

See How to Buy Shares, How to Redeem Shares and Pricing of Fund Shares in the Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share. A 2% penalty may apply to early redemptions.

In addition to normal purchases or redemptions, the shares of the Fund may be exchanged for shares of other funds managed by Saturna Capital. Exchanges will be made at no charge upon written request or by telephone if the shareowner has previously authorized telephone privileges. A gain or loss for federal tax purposes will be realized upon redemption of any shares for the purposes of an exchange as described above.

Price (net asset value) per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares outstanding. The daily price is determined for each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. New York time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

10	Statement of Additional Information

Taxation of the Fund

Saturna Investment Trust is organized as a “series” investment company. As one of the funds in the Trust, Idaho Tax-Exempt Fund is a separate eco-nomic entity with separate assets and liabilities and separate income streams. The shareowners of the Fund may look only to the Fund for income, capital gain or loss, redemption, liquidation, or termination. The Fund has separate arrangements with the Adviser. Assets of the Fund are segregated. The creditors and shareowners of the Fund are limited to the assets of the Fund for recovery of charges, expenses and liabilities. The Fund conducts separate voting on issues relating solely to the Fund, except as required by the Investment Company Act. The tax status and tax consequences to shareowners of the Fund differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from the Fund.

The Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as it has since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income taxes on the amounts so distributed.

Interest received upon the obligations of the State of Idaho or political subdivisions thereof are exempt from income tax in the State of Idaho. An Idaho Income Tax ruling provides a pass-through of the tax-exempt character of interest received by a regulated investment company, such as the Idaho Tax-Exempt Fund, upon distribution to shareholders.

If shareowners do not furnish the transfer agent with a valid Social Security or Tax Identification Number and in certain other circumstances, the transfer agent is required to with-hold 28% of taxable income dividends. If the IRS determines that the Fund should be fined or penalized for inaccurate or missing or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

Calculation of Performance Data

Average annual Total Return and Current Yield information may be useful to investors in reviewing a Fund’s performance. However, certain factors should be taken into account before using the information as a basis for comparison with alternative investments. Additional calculations are made to illustrate possible taxes payable on distributions and sale of shares. The performance for any given past period is not an indication of future rates of return or yield on its shares.

Annual Average Total Return (before taxes) for the Idaho Tax-Exempt Fund for one year from November 30, 2004 through November 30, 2005 was 1.66%. Average annual total return for the five years ended November 30, 2005 was 4.56%. Average annual total return for the ten years ended November 30, 2005 was 4.52%.

Average annual Total Return (before taxes) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ERV

Where P = a hypothetical initial Payment of $1,000
T = average annual Total return
n = number of years
ERV = Ending Redeemable Value of the $1,000 payment made at the beginning of the period.

To solve for average Total Return, the formula is as follows:

T = ( ERV/P)1/n - 1

Average Annual Total Return (after taxes on distributions) for the Idaho Tax-Exempt Fund for one year from November 30, 2004 through November 30, 2005 was 1.59%. Average annual total return for the five years ended November 30, 2005 was 4.55%. Average annual total return for the ten years ended November 30, 2005 was 4.50%.

Average annual Total Return (after taxes on distributions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ATVD

Where P = a hypothetical initial Payment of $1,000
T = average annual Total return (after any federal income taxes on distributions)
n = number of years
ATVD = Ending Value of the hypothetical $1,000 payment made at the beginning of the period after taxes on fund distributions but not after any federal income taxes on redemption

Statement of Additional Information	11

Average Annual Total Return (after taxes on distributions and redemption) for the Idaho Tax-Exempt Fund for one year from November 30, 2004 through November 30, 2005 was 1.52%. Average annual total return for the five years ended November 30, 2005 was 4.21%. Average annual total return for the ten years ended November 30, 2005 was 3.72%.

Average Annual Total Return (after taxes on distributions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ATVDR

Where P = a hypothetical initial Payment of $1,000
T = average annual Total return (after any federal income taxes on distributions and redemption)
n = number of years
ATVDR = Ending Value of the hypothetical $1,000 payment made at the beginning of the period after any federal income taxes on fund distributions and redemption

Current Yield is computed by dividing the net investment income, as defined by the Securities and Exchange Commission, over a rolling 30 day period for which the yield is presented by the average number of shares eligible to receive dividends for the period over the maximum offering price per share on the last day of the period, and annualize the results. The formula used is:

Yield = 2[( a-b/cd +1)6 -1]

Where
a = interest accrued during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the price per share on the last day of the period

The current yield on the Idaho Tax-Exempt Fund for the 30 day period ending November 30, 2005 was 3.93%.

Financial Statements

The most recent audited annual report accompanies this Statement of Additional Information.

There is incorporated into this Registration Statement the following financial information in the Annual Report to shareowners for the fiscal year ended November 30, 2005, Filed as Exhibit A hereto:

Report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm.
Statement of Assets and Liabilities as of November 30, 2005.
Statement of Operations - Year ended November 30, 2005.
Statements of Changes in Net Assets - years ended November 30, 2005 and 2004.
Investments - as of November 30, 2005.
Notes to Financial Statements.

12	Statement of Additional Information

PART C

OTHER INFORMATION

Exhibits

Exhibits included with this filing:

Items marked with an asterisk (*) are incorporated by reference to exhibits previously filed with the Registration Statement for Saturna Investment Trust and amendments thereto.

(a) Articles of Incorporation

*(1) Agreement and Declaration of Trust of Northwest Investors Tax-Exempt Business Trust, filed February 20, 1987 with Secretary of State of Washington. Incorporated by Reference. Filed as Exhibit No. 1 to initial filing of Form N-1A in 1987. File No. 33-13247.
*(2) Articles of Amendment to the Declaration of Trust of Northwest Investors Trust, as adopted by resolution of the Board of Trustees on November 24, 1992, filed with the Secretary of State of Washington December 1, 1992. Incorporated by Reference. Filed as Exhibit No. 1(b) to Amendment No. 8 to Form N-1A dated December 21, 1992.
*(3) Articles of Amendment to the Declaration of Trust of Northwest Investors Trust, as adopted by resolution of the Board of Trustees on July 10, 1995. Incorporated by Reference. Filed as Exhibit No. 1-3 to Amendment No. 13 to Form N-1A dated July 11, 1995.
*(4) Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, as adopted by vote of the shareholders on September 28, 1995. Filed as Exhibit No. 1-4 to Amendment No. 14 to Form N-1A dated March 29, 1996.

(b) By-laws.

*Bylaws of Northwest Investors Trust, adopted by the Board of Trustees, July 21, 1992. Incorporated by Reference. Filed as Exhibit No. 2 to Amendment No. 8 to Form N-1A dated December 21, 1992.

(c) Instruments Defining Rights of Security Holders. Included in (a) and (b).

(d) Investment Advisory Contracts

*(1) Investment Advisory and Administrative Services Agreement for the series Sextant International Fund of Saturna Investment Trust, as approved by the Board of Trustees on July 10, 1995 and shareholders on September 28, 1995. Filed as Exhibit No. 5-1 to Amendment No. 14 to Form N-1A dated March 29, 1996.
*(2) Investment Advisory and Administrative Services Agreement for the series Sextant Growth Fund of Saturna Investment Trust, as approved by the Board of Trustees on July 10, 1995 and shareholders on September 28, 1995. Filed as Exhibit No. 5-2 to Amendment No. 14 to Form N-1A dated March 29, 1996.
*(3) Investment Advisory and Administrative Services Agreement for the series Sextant Bond Income Fund of Saturna Investment Trust, as approved by the Board of Trustees on July 10, 1995 and shareholders on September 28, 1995. Filed as Exhibit No. 5-3 to Amendment No. 14 to Form N-1A dated March 29, 1996.
*(4) Investment Advisory and Administrative Services Agreement for the series Sextant Short-Term Bond Fund of Saturna Investment Trust, as approved by the Board of Trustees on July 10, 1995 and shareholders on September 28, 1995. Filed as Exhibit No. 5-4 to Amendment No. 14 to Form N-1A dated March 29, 1996.

(e) Underwriting Contracts. Distribution Agreement adopted September 20, 2004 (see Documents).

(f) Bonus or Profit Sharing Contracts. Not applicable.

(g)* Custodian Agreements

Form of Custodian Agreement for each series of the Trust, between the Trust and National City Bank, Indiana. Filed as Exhibit No. 8-1 to Amendment No. 14 to Form N-1A dated March 29, 1996.

(h)* Other Material Contracts

*Transfer Agent Agreement for the Northwest Investors Trust between the Trust and Saturna Capital Corporation, dated October 12. Filed as Exhibit C to Proxy Statement dated September 21, 1990. File No. 33-13247.

(i) Legal opinions.

Opinion of Counsel dated March 29, 2006 (see Documents)

(j) Other opinions.

(1) Accountant’s Consents dated March 29, 2006 (see Documents)

(2) Copies of Powers of Attorney of Trustees of Saturna Investment Trust (see Documents).

(k) Omitted Financial Statements. Not applicable.

(l)* Initial Capital Agreements. Not applicable.

(m) Rule 12(b)-1 Plan. Not applicable.

(n) A Financial Data Schedule. Not applicable.

(o) Rule 18f-3 Plan. Not applicable.

(p) Code of Ethics

Code of Ethics revised March 2006. (see Documents)

Persons Controlled by or Under Common Control with Registrant

No person or persons are directly or indirectly controlled by or under common control with the Registrant.

Indemnification

There is no provision for indemnification of the officers and trustees of the Trust except as provided the Agreement and Declaration of Trust of Saturna Investment Trust, which provisions are set forth below. The provisions of Article IV, Section 1 and Article XI of Trust of the Registrant previously filed as Exhibit 1 to this Registration Statement are incorporated herein by reference.

In the performance of his duties as Trustee, each Trustee shall not be personally liable to the Trust or its shareowners for any monetary damages for any breach of duty as a Trustee, provided that this limitation shall not be construed as limiting the liability of the Trustee for (l) any breach of the Trustee’s duty of loyalty to the Trust or its shareowners, (2) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (3) for the unlawful payment of dividends or redemption of shares, or (4) for any transaction from which the Trustee derives an improper personal benefit.

The Trustees, officers, employees and agents of the Trust are indemnified by the Trust for the fines, judgments and costs of suit, with respect to actions brought against them in their capacity as agents of the Trust or against them on behalf of the Trust. However, no Trustee or officer will be protected from liability for acts of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Trust may purchase and maintain insurance on behalf of any current or past Trustee, officer, agent or employee against any liability asserted against such person or incurred by him by reason of such capacity or status, provided, that no such insurance may be maintained if such would indemnify such person for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Trustees, officers and agents of the Trust have no power to bind any past or present shareowner of any Fund of the Trust solely by reason that the shareowner is an owner of a beneficial interest in any Fund. Each such shareowner shall be entitled to indemnification from the Trust for any recovery against him solely by reason of his capacity and status as a shareowner.

The Trustees may provide in agreements of the Trust provisions setting forth, to the extent considered necessary, the limitations of liabilities of the Trust to the assets of shareowners, officers, agents and employees of the Trust. The Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Transfer Agent agreement of the Trust contain such a provision.

Business and Other Connections of Investment Adviser

The answer to this item is fully disclosed in Part A and Part B of the Form N-1A.

Principal Underwriters

The broker-dealer subsidiary of the Adviser, Saturna Brokerage Services, Inc., acts for the Trust as “distributor,” without fee or compensation of any kind, under authority of a Distribution Agreement adopted by the Trustees on September 20, 2004.

Officers and employees of Saturna Brokerage Services, Inc. receive no compensation (salary or commissions) from Saturna Brokerage Services, Inc. The only compensation paid employees of Saturna Brokerage Services, Inc. or of Saturna Capital Corporation is salary and bonus.

Location of Accounts and Records

With the exception of those records maintained by the Custodian, National City Bank, Indiana, 101 W. Washington Street, Indianapolis, Indiana, 46255, all records of the Trust are physically in the possession of the Trust and maintained at the offices of Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225.

Management Services

There are no management-related contracts in which service is provided to the Trust other than those discussed in Parts A and B of this Form N-1A.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this registration statement to be duly signed on its behalf by the undersigned, duly authorized, in the City of Bellingham, State of Washington, on the 29th day of March, 2006.

SATURNA INVESTMENT TRUST
By /s/ Nicholas F. Kaiser
Nicholas F. Kaiser,
President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Nicholas F. Kaiser Nicholas F. Kaiser	President; Trustee (Principal Executive Officer)	March 29, 2006
/s/Christopher R. Fankhauser Christopher R. Fankhauser	Treasurer (Principal Financial Officer)	March 29, 2006
**John E. Love **John S. Moore **Gary A. Goldfogel **Herbert G. Grubel **By /s/Nicholas F. Kaiser Nicholas F. Kaiser, Attorney-in-fact	All Other Trustees	March 29, 2006